Filed with the U.S. Securities and Exchange Commission on October 28, 2025
1933 Act Registration File No. 333-172080
1940 Act File No. 811-22525
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	635
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	636
(Check appropriate box or boxes.)

MANAGED PORTFOLIO SERIES
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (414) 516-1712

Brian R. Wiedmeyer, President and Principal Executive Officer Managed Portfolio Series 615 East Michigan Street Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copy to:

Michael P. O’Hare, Esq. Stradley Ronon Stevens & Young, LLP. 2005 Market Street, Suite 2600 Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

X	immediately upon filing pursuant to paragraph (b)
On (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note: This Post-Effective Amendment (“PEA”) No. 635 to the Registration Statement of Managed Portfolio Series (the "Trust") is being filed for the purpose of updating the financial information and to make other permissible changes under Rule 485(b).

The Olstein All Cap Value Fund

Adviser Class
(Trading Symbol: OFAFX)

Class A
(Trading Symbol: OFAVX)

Class C
(Trading Symbol: OFALX)

The Olstein Strategic Opportunities Fund

Adviser Class
(Trading Symbol: OFSFX)

Class A
(Trading Symbol: OFSAX)

Class C
(Trading Symbol: OFSCX)

Prospectus

October 28, 2025

The SEC has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Olstein Funds
Series of Managed Portfolio Series (the “Trust”)

Summary Section

Olstein All Cap Value Fund
Investment Objective
The Olstein All Cap Value Fund’s (the “Fund” or “All Cap Value Fund”) primary investment objective is long-term capital appreciation and its secondary objective is income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or another series of the Trust managed by Olstein Capital Management, L.P. (“OCM” or the “Adviser”). Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial adviser and in the Prospectus under the section titled, “Shareholder Information – Class Descriptions” on page 35 of the Fund’s statutory Prospectus. The table below does not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares.

Shareholder Fees (fees paid directly from your investment)	Adviser Class	Class A		Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	5.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None	(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Adviser Class	Class A	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.18%	1.43%	2.18%
(1)Purchases of $1 million or more, or purchases into account(s) with accumulated value of $1 million or more that were not subject to a front-end sales charge, are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if sold within one year of the purchase date.
Expense Examples
The expense examples below are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. The examples below do not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$120	$375	$649	$1,432
Class A	$688	$978	$1,289	$2,169
Class C (assuming sale of all shares at end of period)	$321	$682	$1,169	$2,513
Class C (assuming no sale of shares)	$221	$682	$1,169	$2,513
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was approximately 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks that the Fund’s investment adviser, Olstein Capital Management, L.P. (“OCM”), believes are significantly undervalued. OCM follows an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business. The Fund uses several valuation methods to determine private market value, all of which emphasize expected future free cash flow. Future free cash flow represents the cash that a company is able to generate from operations after any required investment to maintain or expand its asset base (i.e., after required capital expenditures and working capital needs).
When evaluating the value of stocks for the Fund, OCM undertakes an in-depth analysis of financial statements, as it seeks to identify early signs of potential changes in a company’s ability to generate sustainable free cash flow as well as its potential to grow that may not be recognized by the financial markets. When determining sustainable free cash flow and the quality of earnings, OCM assesses the accounting practices and assumptions used to construct financial statements against the economic reality of the company’s business. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.
OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or an overreaction to, negative information regarding the company or its industry, or negative overall market psychology. The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at a discount to OCM’s estimate of private market value, which could result in above-average capital appreciation if such discount is corrected by market forces or other catalysts that change perceptions.
The Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of future free cash flow. Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short-term strategies or being an attractive acquisition target.
The Fund will invest in companies without regard to whether they are conventionally categorized as small, medium, or large capitalization or whether they are characterized as growth, value, cyclical, or any other category. OCM’s assessment of a company’s intrinsic value relative to its market price is the key determinant influencing all investment decisions. The Fund may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including American Depositary Receipts (“ADRs”) and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.
Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund is actively managed and may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if OCM cannot successfully implement the Fund’s investment strategies.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.
Small- and Mid-Sized Company Risk. Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.
Value-Style Investing Risk. The Fund uses a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.
Sector Emphasis Risk. The securities of companies in the same or related businesses (“industry sector”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.
Industrials Sector Risk. The industrials sector can be significantly affected by supply and demand both for their specific product or service and for industrials sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.
Foreign Investing Risk. Investing in foreign companies typically involves more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States.
ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Adviser Class shares of the Fund from year to year and by showing how the average annual returns of Adviser Class shares, Class A shares, and Class C shares of the Fund over time compare to the performance of the Russell 3000® Value Index and Russell 3000® Index. The Russell 3000® Value Index and Russell 3000® Index represent broad measures of market performance. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s Class A shares and the contingent deferred sales charge of 1.00% during the one-year period for the Class C shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://www.olsteinfunds.com or by calling 1-800-799‑2113.

Calendar Year Total Returns as of December 31(1)(2):
(1)The Fund is the accounting successor to the Olstein All Cap Value Fund, a series of The Olstein Funds (the “Predecessor All Cap Value Fund”). Accordingly, the performance shown in the bar chart and performance table for periods prior to September 14, 2018, represents the performance of the Predecessor All Cap Value Fund.
(2)Previously this bar chart showed the annual performance of the Fund’s Class C shares over the past ten calendar years. Since the majority of Class C assets have converted to Class A shares, this bar chart now shows the annual performance for the past ten calendar years of the Fund’s Adviser Class shares, which have a long track record (since 1999) and the greatest net assets.

Best Quarter		Worst Quarter
Q2 2020	22.42%	Q1 2020	-31.42%

Year-to-Date as of September 30, 2025			4.50%

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Year	Ten Years
Adviser Class(1)
Return Before Taxes	10.08%	7.27%	6.90%
Return After Taxes on Distributions	8.12%	5.78%	5.45%
Return After Taxes on Distributions and Sale of Fund Shares	7.48%	5.64%	5.29%
Class A(2)
Return Before Taxes	3.80%	5.80%	N/A
Class C(3)
Return Before Taxes	8.00%	6.20%	5.84%
Russell 3000® Value Index (reflects no deduction for fees, expenses and taxes.)	13.98%	8.60%	8.40%
Russell 3000® Index (reflects no deduction for fees, expenses and taxes.)	23.81%	13.86%	12.55%
(1)Previously this table showed the after-tax returns of the Fund's Class C shares. Since the majority of Class C assets have converted to Class A shares, this table now shows the after-tax returns of the Fund's Adviser Class shares, which has a long track record (since 1999) and is the class with the greatest net assets.

(2)The total return figures for Class A include the maximum front-end sales charge of 5.50% imposed on purchases.
(3)The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%. The average annual total returns for Class C shown for 5 Years and 10 Years do not include the CDSC because there is no CDSC if shares are held longer than 1 year.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown for Adviser Class shares only and after-tax returns for other classes will vary to the extent they have different expenses. Furthermore, after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
Olstein Capital Management, L.P. is the Fund’s investment adviser.
Portfolio Managers

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Lead Portfolio Manager	Since the All Cap Value Predecessor Fund’s inception in 1995.
Eric R. Heyman	President, Director of Research and Co-Lead Portfolio Manager	Since becoming a Portfolio Manager of the All Cap Value Predecessor Fund in October 2008.
Timothy S. Kang	Senior Vice President and Portfolio Manager	Since 2006; Portfolio Manager since February 2022.
John D. Sullivan, Jr.	Vice President and Portfolio Manager	Since 2004; Portfolio Manager since February 2022.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Olstein All Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252) by contacting the Fund by telephone at 1-800-799-2113, by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each class of the Fund are shown below.

	Regular Accounts	Qualified Retirement Plans or IRAs
Minimum Initial Investment	$1,000	$1,000
Subsequent Minimum Investment	$100 ($1,000 by wire)	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), please note that the Fund and/or its Adviser pay certain intermediaries for the sale of Fund shares and related services. These payments create conflicts of interest because they could influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Olstein Strategic Opportunities Fund
Investment Objective
The Olstein Strategic Opportunities Fund’s (the “Fund” or “Strategic Opportunities Fund”) investment objective is long-term capital appreciation and its secondary objective is income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or another series of the Trust managed by Olstein Capital Management, L.P. (“OCM” or the “Adviser”). Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory Prospectus. More information about these and other discounts is available from your financial adviser and in the Prospectus under the section titled, “Shareholder Information – Class Descriptions” on page 35 of the Fund’s statutory Prospectus. The table below does not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares.

Shareholder Fees (fees paid directly from your investment)	Adviser Class	Class A		Class C
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	5.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None	(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Adviser Class	Class A	Class C
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses	0.61%	0.63%	0.61%
Total Annual Fund Operating Expenses	1.61%	1.88%	2.61%
Less: Fee Waiver (2)	-0.26%	-0.28%	-0.26%
Total Annual Fund Operating Expenses After Fee Waiver (2)	1.35%	1.60%	2.35%
(1)Purchases of $1 million or more, or purchases into account(s) with accumulated value of $1 million or more that were not subject to a front-end sales charge, are subject to a contingent deferred sales charge (“CDSC”) of 1.00% if sold within one year of the purchase date.
(2)OCM has contractually agreed to waive its management fees and/or pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses of each class of shares (excluding any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses, extraordinary expenses, 12b-1 fees, and shareholder servicing fees) do not exceed 1.35% of the average daily net assets of the Fund. Fees waived and expenses paid by OCM under this Operating Expenses Limitation Agreement may be recouped by OCM for a period of thirty-six months following the month during which such fee waiver or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred, or at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least October 28, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or OCM, with the consent of the Board.

Expense Examples
The expense examples below are intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 for the time periods indicated and then either redeem all or do not redeem shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses (including capped expenses for the Fund for the periods described in the footnotes to the fee tables) remain the same. The examples below do not reflect any transaction fees that may be charged by a financial intermediary or commissions that a shareholder may be required to pay directly to its financial intermediary when buying and selling Adviser Class shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Adviser Class	$137	$483	$852	$1,889
Class A	$704	$1,083	$1,486	$2,608
Class C (assuming sale of all shares at end of period)	$338	$787	$1,362	$2,925
Class C (assuming no sale of shares)	$238	$787	$1,362	$2,925
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was approximately 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks of small- and mid-sized companies (“small-cap” or “mid-cap” stocks) that OCM believes are selling at a significant discount to private market value. The Fund uses several valuation methods to determine private market value, all of which emphasize expected future free cash flow. Future free cash flow represents the cash that a company is able to generate from operations after any required investment to maintain or expand its asset base (i.e., after required capital expenditures and working capital needs). For purposes of this investment policy, the Fund considers “small- and mid-sized companies” to be those with market capitalization values (share price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell 2500TM Index (as of September 30, 2025, the Index’s weighted average market capitalization was approximately $8.81 billion and the largest company in the Index had a market capitalization of approximately $32.29 billion).
OCM follows an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business.
When evaluating the value of stocks for the Fund, OCM undertakes an in-depth analysis of financial statements, as it seeks to identify early signs of potential changes in a company’s ability to generate sustainable free cash flow as well as its potential to grow that may not be recognized by the financial markets. When determining sustainable free cash flow and the quality of earnings, OCM assesses the accounting practices and assumptions used to construct financial statements against the economic reality of the company’s business. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.

OCM believes that the management of small- to mid-sized companies face unique strategic choices, challenges, and problems, often as a result of the company’s size or expectations for growth. OCM believes stock prices often fall below a company’s private market value as a result of a short-term focus on, or an overreaction to, negative information regarding the company or its expected growth, negative information regarding its industry, or negative overall market psychology. The Fund seeks to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at a discount to OCM’s estimate of private market value, which could result in above-average capital appreciation if such discount is corrected by market forces or other catalysts that change negative perceptions of the company.
The Fund’s bottom-up analysis seeks to identify companies with unique business fundamentals and a competitive edge, which usually provide a greater predictability of future free cash flow. Companies with free cash flow have the potential to enhance shareholder value by increasing dividends, repurchasing shares, reducing debt, engaging in strategic acquisitions, withstanding an economic downturn without adopting harmful short term strategies or being an attractive acquisition target.
The Fund may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including American Depositary Receipts (“ADRs”) and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.
Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:
General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Management Risk. The Fund is actively managed and may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if OCM cannot successfully implement the Fund’s investment strategies.
Value-Style Investing Risk. The Fund uses a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.
Small- and Mid-Sized Company Risk. Small- and mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals.
Liquidity Risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the security, which can have a negative impact on Fund performance. The Fund may invest in small- and mid-sized companies, which may have a smaller “float” (the number of shares that are available to trade) and attract less market interest, and, therefore, may be subject to liquidity risk.
Sector Emphasis Risk. The securities of companies in the same or related businesses (“industry sector”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.
Industrials Sector Risk. The industrials sector can be significantly affected by supply and demand both for their specific product or service and for industrials sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.
Foreign Investing Risk. Investing in foreign companies typically involves more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include risks related to currency exchange rate fluctuations, country or government specific issues (for example, terrorism, war, social and economic instability, currency devaluations, and restrictions on foreign investment or the movement of assets), unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States.
ADR Risk. ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.
Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class C shares of the Fund from year to year and by showing how the average annual returns of Class C shares, Class A shares, and Adviser Class shares of the Fund over time compare to the performance of the Russell 2500TM Value Index and Russell 3000® Index. The Russell 2500TM Value Index and the Russell 3000® Index represent broad measures of market performance. Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Fund’s Class A and the contingent deferred sales charge of 1.00% during the one year period for the Class C shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://www.olsteinfunds.com or by calling 1-800-799‑2113.

Calendar Year Total Returns as of December 31(1):
(1)The Fund is the accounting successor to the Olstein Strategic Opportunities Fund, a series of The Olstein Funds (the “Predecessor Strategic Opportunities Fund”). Accordingly, the performance shown in the bar chart and performance table for periods prior to September 14, 2018 represents the performance of the Predecessor Strategic Opportunities Fund.

Best Quarter		Worst Quarter
Q 4 2020	33.76%	Q 1 2020	-37.80%

Year-to-Date as of September 30, 2025			3.13%

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Year	Ten Year	Since Inception of the Adviser Class (May 11, 2015)
Class C(1)
Return Before Taxes	1.23%	4.66%	3.85%	N/A
Return After Taxes on Distributions	-0.41%	3.70%	3.07%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	2.05%	3.68%	2.96%	N/A
Class A
Return Before Taxes(2)	-2.70%	4.27%	4.05%	N/A
Adviser Class
Return Before Taxes	3.20%	5.71%	N/A	4.58%
Russell 2500TM Value Index (reflects no deduction for fees, expenses and taxes.)	10.98%	8.44%	7.81%	7.84%
Russell 3000 Index (reflects no deduction for fees, expenses and taxes.)	23.81%	13.86%	12.55%	12.66%
(1)The 1 Year total return figures for Class C assume that the shareholder redeemed at the end of the first year and paid the CDSC of 1.00%. The average annual total returns for Class C shown for 5 Years and 10 Years do not include the CDSC because there is no CDSC if shares are held longer than 1 year.
(2)The total return figures for Class A include the maximum front-end sales charge of 5.50% imposed on purchases.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your particular tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor. After-tax returns are shown for Class C shares only and after-tax returns for other classes will vary to the extent they have different expenses. Furthermore, after-tax returns are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Olstein Capital Management, L.P. is the Fund’s investment adviser.
Portfolio Managers

Portfolio Manager	Title	Length of Service
Robert A. Olstein	Chairman, Chief Executive Officer, Chief Investment Officer and Co-Lead Portfolio Manager	Since the Strategic Opportunities Predecessor Fund’s inception.
Eric R. Heyman	President, Director of Research and Co-Lead Portfolio Manager	Since the Strategic Opportunities Predecessor Fund's inception.
Timothy S. Kang	Senior Vice President and Portfolio Manager	Since 2006; Portfolio Manager since February 2022.
John D. Sullivan, Jr.	Vice President and Portfolio Manager	Since 2004; Portfolio Manager since February 2022.
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Olstein Strategic Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252) by contacting the Fund by telephone at 1-800-799-2113, by wire transfer, or through a financial intermediary. The minimum initial and subsequent investment amounts for each class of the Fund are shown below.

	Regular Accounts	Qualified Retirement Plans or IRAs
Minimum Initial Investment	$1,000	$1,000
Subsequent Minimum Investment	$100 ($1,000 by wire)	$100
Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), please note that the Fund and/or its Adviser pay certain intermediaries for the sale of Fund shares and related services. These payments create conflicts of interest because they could influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective
Each Fund’s primary investment objective is long-term capital appreciation and its secondary objective is income. Each Fund’s investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

The Olstein Investment Philosophy
The Funds follow an accounting-driven, value-oriented approach that emphasizes looking behind the numbers of financial statements based on the belief that the price of a common stock may not reflect the intrinsic value of the issuing company’s underlying business. The investment team uses several valuation methodologies to determine a company’s private market value, all of which emphasize valuations based on expected free cash flow. OCM’s investment team further believes that to achieve long-term investment success through such a value investing approach, the investment team must first consider the financial risk inherent in each investment (determined by the quality of a company’s balance sheet and the quality of its earnings) before considering the potential for its capital appreciation.
OCM believes that deviations between a company’s private market value and its stock price present viable investment opportunities for the patient, long-term investor.
OCM’s investment philosophy emphasizes investing in companies with discernible financial strength, a high quality of earnings and an ability to produce excess free cash flow after capital expenditures and working capital needs. OCM believes that free cash flow and its intelligent uses build meaningful shareholder value over time. As a result, OCM’s bottom-up, fundamental analysis seeks to identify companies with unique business fundamentals and a competitive edge, both of which usually provide a greater predictability of future free cash flow.
OCM’s analysis focuses on how a company’s operations generate sustainable free cash flow; how much of that cash is, or might be, available to investors; and how much investment is required, on an ongoing basis, to maintain and grow the company’s free cash flow. OCM believes that companies capable of generating sustainable free cash flow have the potential to enhance shareholder value by:
•Increasing dividend payments
•Repurchasing company shares
•Reducing outstanding debt
•Engaging in strategic acquisitions
•Withstanding an economic downturn without adopting harmful short-term strategies
•Being an attractive merger or acquisition target
For OCM, reliable valuations require a thorough understanding of a company’s accounting and reporting techniques as well as an assessment of a company’s quality of earnings. OCM’s investment team undertakes an intensive, in-depth analysis of the current and historical information contained in a company’s publicly disclosed financial statements and accompanying footnotes, shareholder reports, and other required disclosures to assess the quality of earnings and to alert OCM to positive or negative factors affecting future free cash flow that may not be recognized by the financial markets.
OCM’s accounting-driven financial statement analysis differs from the earnings per share approach and other earnings-related metrics traditionally used by many value managers. OCM believes that such traditional approaches rely too heavily on earnings guidance provided by a company’s management and may result in timing of stock purchases and sales in an attempt to benefit from market psychology rather than the realization of intrinsic value. OCM’s investment team seeks to differentiate between companies with aggressive and conservative accounting practices — believing companies that use aggressive accounting practices may be more prone to future negative earnings and revenue surprises, whereas companies that employ conservative accounting practices may exhibit greater predictability of future earnings and future free cash flow. When selecting an investment, OCM’s objective is not to endorse or criticize the accounting practices of a particular company, but rather, to incorporate into its analysis the adjustments to the company’s financial reports and underlying assumptions necessary to reflect the economic reality of the company’s ability to generate sustainable excess cash flow in order to reach a reliable private market valuation.
OCM’s stock selection process focuses on individual company valuations regardless of predicted market fluctuations and is designed for investors who have the patience to follow a value investing discipline and who are willing to remain invested through market cycles and periods of price volatility. OCM expects that misperceptions or short-term problems that lead to a company’s temporary undervaluation should reverse within two to three years and the discounted price paid for the security should enable the Fund holding that investment to achieve its investment objectives if the expected catalyst develops and becomes realized. However, the investments chosen by OCM may not perform as anticipated. Each Fund’s specific investment objectives, strategies and risks are described separately on the following pages.

Principal Investment Strategies
All Cap Value Fund
The All Cap Value Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks that OCM believes are significantly undervalued. The investment team uses several valuation methodologies to determine a company’s private market value, and the investment team emphasizes valuations based on a company’s free cash flow. The stock selection process emphasizes a consideration of financial risk, determined by the quality of a company’s balance sheet and the quality of its earnings, before considering upside potential. When selecting securities for the All Cap Value Fund’s portfolio, OCM focuses on the criteria, and follows the analytical and valuation methodologies, described in the section of this Prospectus titled, “The Olstein Investment Philosophy.”
The All Cap Value Fund will invest in companies without regard to whether they are conventionally categorized as small, medium, or large capitalization or whether they are characterized as growth, value, cyclical, or any other category. OCM believes that value opportunities can develop across all market capitalization and style categories.
The Fund’s stock selection process concentrates on the common stocks of companies that OCM believes are selling below private market value. When determining the value of a company, OCM considers quantitative factors, such as, but not limited to, returns on assets, asset turnover, returns on equity, etc., and qualitative factors, such as, but not limited to, an assessment of a company’s competitive positioning, its products and/or services, the effectiveness and execution of its business strategy, the economics and operating dynamics of its industry, and regulatory issues that may affect its business. The Fund generally seeks to invest in companies which OCM determines have valuations that are materially greater than their market prices. Valuations are based on a proprietary formula which compares free cash flow yields (free cash flow divided by market capitalization) to prevailing interest rates, rather than comparing to relative price/earnings ratios of similar companies or to prevailing price/earnings ratios in overall markets. OCM prefers comparing free cash flow yield to the yield on ten-year U.S. Treasury securities rather than to relative price-to-earnings ratios with overall market measures or other stocks within similar industries because the rate on the ten-year U.S. Treasury securities is a better comparative barometer to determine whether one is being adequately compensated for the risk of investing in an equity security.

OCM believes that stock prices often fall below a company’s private market value as a result of short-term focus on or overreaction to several factors, including: a company’s temporary problems, a company’s failure to meet quarterly earnings estimates, or other negative information including short-term industry fundamentals or negative market psychology.
OCM also believes that negative market psychology can cause stocks to be temporarily unpopular and, therefore, improperly valued.
The Fund intends to capitalize on market volatility and the valuation extremes specific to a company by purchasing its stock at prices that OCM believes can result in above-average capital appreciation if and when the deviation between stock price and OCM’s estimate of the company’s private market value is corrected by market forces or a catalyst that changes perceptions.
When evaluating the value of stocks for the Fund’s portfolio, OCM undertakes an in-depth analysis of financial statements to assess the quality of earnings reported by the company and to look for early signs of potential changes in a company’s ability to generate free cash flow. Because the quality of earnings and future free cash flow directly affect the valuation of a company, OCM examines and assesses the accounting practices and the choices and assumptions a company makes when constructing its financial statements. OCM seeks to differentiate between companies with aggressive and conservative accounting practices and to identify positive or negative factors affecting a company’s ability to generate future free cash flow that may not be recognized by the financial markets. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.
The Fund’s investment philosophy is based on the belief that an intensive in-depth analysis of a company’s financial statements, supporting documents, disclosure practices, and financial statement footnotes is the best way to analyze the capabilities of management, assess the quality of its earnings and the economic reality of the information provided, assess the conservatism of the accounting and disclosure practices, evaluate the company’s financial strength, and, finally, determine the value of the company. When screening investments for the Fund’s portfolio, OCM believes that the quality of a company is associated with the following characteristics:
•Its financial strength
•Its ability to provide excess cash flow
•The quality of its earnings
•A high probability of predicting future cash flow based on the company’s unique business fundamentals
The Fund does not utilize more conventional measures such as the number of years in business, sensitivity to economic cycles, industry categorization or the volatility of a company’s stock price when assessing the quality of a company.
The Fund also may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including American Depositary Receipts (“ADRs”), which are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying foreign securities. The Fund’s foreign investments will be limited to investments in companies in developed countries, rather than in countries with developing or emerging markets.
Non-Principal and Other Investment Strategies
In addition to investing in common stocks, the Fund may invest in other equity securities or securities that have an equity component, such as warrants, rights, or securities that are convertible into common stock. Within regulatory limits, the Fund also may invest in other investment companies, exchange-

traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to appropriate sectors or portions of the U.S. equity markets while maintaining liquidity.
The Fund will purchase stocks that meet its value criteria and, if OCM concludes that suitable undervalued securities are not available, the Fund may invest all or a portion of its assets in cash or short-term fixed income or money market securities until suitable equity securities are available. At such times, the Fund will pursue its secondary investment objective of income.
Strategic Opportunities Fund
OCM believes that management of small- to mid-sized companies face unique strategic choices, challenges and problems, often as a result of the company’s size or expectations for growth. OCM also believes that the markets’ short-term reactions to such situations often create unique investment opportunities for the long-term investor. The Strategic Opportunities Fund seeks to achieve its objectives by investing primarily in common stocks of small- and mid-sized companies (“small-cap” or “mid-cap” stocks) that OCM believes are selling at a significant discount to private market value. When selecting securities for the Strategic Opportunities Fund’s portfolio, OCM focuses on the criteria, and follows the analytical and valuation methodologies, described in the section of this Prospectus titled, “The Olstein Investment Philosophy.”
For purposes of this investment policy, the Fund considers “small- and mid-sized companies” to be companies with market capitalization values (share price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell 2500TM Index. The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index. As of September 30, 2025, the Index’s weighted average market capitalization was approximately $8.81 billion and the largest company in the Index had a market capitalization of approximately $32.29 billion.
OCM believes that opportunities to buy undervalued stocks of small- and mid-sized companies may arise from many factors including, but not limited to:
•The negative psychology of crowds
•Misperceptions of, and investor overreaction to, short-term problems or negative news
•The earnings power of such companies may be underappreciated
•The potential of such companies to generate future free cash flow may be unrecognized
•Such companies may be less prone to identify that change is needed to improve financial results
•Some of these companies may have little following among investment analysts
•Such companies may have a higher probability of having unrecognized business lines and hidden or undervalued assets
When evaluating the value of stocks for the Strategic Opportunities Fund, OCM undertakes an in-depth analysis of financial statements to assess the quality of earnings reported by the company and to identify early signs of potential changes in the company’s ability to generate free cash flow. Because the quality of earnings and future excess cash flow directly affect the valuation of a company, OCM examines and assesses the accounting practices and choices a company makes when constructing its financial statements. OCM seeks to differentiate between companies with aggressive and conservative accounting practices and to identify positive or negative factors affecting a company’s ability to generate future free cash flow that may not be recognized by the financial markets. OCM believes that in-depth analysis of financial statements reveals the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow. OCM further believes that such an analysis is more useful to an investor than management forecasts or earnings guidance.

The Fund also may invest up to 20% of its net assets in foreign securities that are traded in U.S. dollars, including ADRs, and will limit the Fund’s foreign investments to investments in developed countries, rather than countries with developing or emerging markets.
Non-Principal and Other Investment Strategies
In addition to investing in common stocks, the Fund may invest in other equity securities or securities that have an equity component, such as warrants, rights, or securities that are convertible into common stock. Within regulatory limits, the Fund also may invest in other investment companies, exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to appropriate sectors or portions of the U.S. equity markets while maintaining liquidity.
The Fund will purchase stocks that meet its value criteria and, if OCM concludes that suitable undervalued securities are not available, the Fund may invest all or a portion of its assets in cash or short-term fixed income or money market securities until suitable equity securities are available. At such times, the Fund will pursue its secondary investment objective of income.

Principal Risks of Investing in the Funds
Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency. There can be no assurance that the Fund will achieve its investment objective. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Funds. The principal risks of investing in the Funds are:
General Market Risk (Both Funds). The NAV and investment return of the Funds will fluctuate based upon changes in the value of a Fund’s portfolio securities. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Funds. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. The market value of securities in which the Funds invest are based upon the market’s perception of value, and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Funds may be increased. Continuing market volatility may have adverse effects on the Funds.
Management Risk (Both Funds). The Funds are actively managed portfolios. Like all mutual funds, an investment in the Funds is subject to the risk that prices of securities may decline over short, or even extended, time periods, or that the investments chosen by OCM may not perform as anticipated. Also, OCM makes all decisions regarding each Fund’s investments. Therefore, each Fund’s investment success depends on the skill of OCM in evaluating, selecting and monitoring the Fund’s investments. OCM may be incorrect in its judgment of the value of particular stocks, which may cause the Funds to underperform their benchmarks or mutual fund peers.
Equity Securities Risk (Both Funds). The Funds’ investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global or regional political, economic and banking crises; and factors affecting specific industries, sectors or companies in which the Funds invest. Each Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.
Small- and Mid-Sized Company Risk (Both Funds). The securities of companies with small- and mid-sized capitalizations may be more vulnerable to adverse business or economic events and may involve greater investment risks than the securities of larger, more established companies. Small- and mid-sized companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and small capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the securities of small- and mid-sized capitalization companies may be subject to more abrupt or erratic price movements, may have more limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small- and mid-sized companies also may pay no, or only small, dividends.
Value-Style Investing Risk (Both Funds). The Funds use a value-oriented investment approach. However, a particular value stock may not increase in price as anticipated by OCM (and may actually decline in price) if other investors fail to recognize the stock’s value or if a catalyst that OCM believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree anticipated. Also, OCM’s calculation of a stock’s private market value involves estimates of future cash flow, which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Funds’ original purchase price.
Liquidity Risk (Strategic Opportunities Fund). The securities of many small- and mid-sized companies may have a smaller “float” (the number of shares that are available to trade) and attract less market interest and, therefore, may be subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the security. If that happens, the Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.
Foreign Investing Risk (Both Funds). The risks of investing in securities of foreign companies involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements, and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. Recently, the United Kingdom (the “UK”) withdrew from the EU (known as “Brexit”). As a result of Brexit, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries going forward. This prolonged uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or other member states will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.
ADR Risk (Both Funds). ADRs are generally subject to the same risks as foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.
Sector Emphasis Risk (Both Funds). The securities of companies in the same or related businesses (“industry sector”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.
Industrials Sector Risk (Both Funds). The industrials sector can be significantly affected by supply and demand both for their specific product or service and for industrials sector products in general; a decline in demand for products due to rapid technological developments and frequent new product introduction; government regulation, world events and economic conditions; and the risks associated with potential environmental damage and product liability claims.
Epidemic Risk (Both Funds). Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the United States. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Management of the Funds

Investment Adviser
The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Olstein Capital Management, L.P., located at 4 Manhattanville Road, Purchase, New York 10577-2119.
As investment manager, OCM selects investments for the Funds and supervises each Fund’s portfolio transactions to buy and sell securities, all according to each Fund’s stated investment objectives and policies. OCM is also responsible for selecting brokers and dealers to execute the Funds’ portfolio transactions. OCM also provides administrative and clerical services, office space and other facilities for the Funds and keeps certain books and records for the Funds.
Pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and OCM, each Fund is obligated to pay OCM an annual fee for its investment management services. The total annual advisory fees that the All Cap Value Fund and Strategic Opportunities Fund pay OCM (as a percentage of the applicable Fund’s average daily net assets) is as follows:

Fund Assets	Management Fee
All Cap Value Fund
On the first $1 billion	1.00%
Over $1 billion up to $1.5 billion	0.95%
Over $1.5 billion up to $2.0 billion	0.90%
Over $2.0 billion up to $2.5 billion	0.85%
Over $2.5 billion up to $3.0 billion	0.80%
Over $3.0 billion	0.75%

Strategic Opportunities Fund
All assets	1.00%
For the fiscal year ended June 30, 2025, the All Cap Value Fund paid OCM a management fee of 1.00% of its average daily net assets. For the fiscal year ended June 30, 2025, the Strategic Opportunities Fund paid OCM a management fee of 0.83% of its average daily net assets after application of the operating expenses limitation agreement.
A discussion regarding the basis for the Board’s approval of the Investment Management Agreements between the Trust, on behalf of each of the Funds, and OCM is available in the Funds’ report on Form N-CSR for the fiscal year ended June 30, 2025.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Strategic Opportunities Fund, OCM has contractually agreed to waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of Adviser Class shares, Class A shares and Class C shares of the Strategic Opportunities Fund to 1.35% of the average daily net assets of the Fund exclusive of any front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, and other transactional expenses, acquired fund fees and expenses (“AFFE”), extraordinary expenses, 12b-1 fees, and shareholder servicing fees. Fees waived and expenses paid by OCM may be recouped by OCM for a period of thirty-six months following the month during which such waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least October 28, 2026. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.
The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

Portfolio Managers
Robert A. Olstein
Mr. Olstein serves as the Chairman, Chief Executive Officer and Chief Investment Officer of OCM. Mr. Olstein is the Co-Lead Portfolio Manager for each Fund and, as OCM’s Chief Investment Officer, has primary responsibility and final decision-making authority for the management of the Funds’ portfolios of securities. Mr. Olstein has been engaged in various aspects of securities research and portfolio management for both institutional and retail clients since 1968. In 1971, he co-founded the “Quality of Earnings Report” service, which pioneered the idea of utilizing inferential screening of financial statements to identify early warning alerts of potential changes in a company’s future earnings power, and thus, the value of its stock. Prior to forming OCM, Mr. Olstein managed portfolios for individuals, corporations and employee benefit plans as Senior Vice President/Senior Portfolio Manager at Smith Barney Inc. and its predecessor companies between 1981 and 1995. Mr. Olstein is a senior member of the New York Society of Securities Analysts and a fellow member of the Financial Analysts Federation. He is a past recipient of the Financial Analysts Federation (now CFA Institute) Graham & Dodd Scroll Award, has testified before the Banking Committee of the United States Senate on bank accounting practices, and has been quoted in, and is the author of, numerous articles on corporate reporting and disclosure practices in publications such as The Wall Street Journal, Business Week, The New York Times, Barron’s, and other financial publications. Mr. Olstein periodically appears as a guest commentator on CNBC, Fox News Channel, and CNN. Mr. Olstein holds an M.B.A. in Accounting and a B.A. in Mathematical Statistics from Michigan State University. Mr. Olstein has served as the Portfolio Manager or Co-Lead Portfolio Manager for the All Cap Value Fund and as the Co-Lead Portfolio Manager for the Strategic Opportunities Fund since their inception and for each Predecessor Fund since their respective inceptions.
Eric R. Heyman
Mr. Heyman serves as President and Director of Research for OCM and Co-Lead Portfolio Manager of each Fund. As Co-Lead Portfolio Manager, Mr. Heyman works with Mr. Olstein in the day-to-day decision-making and portfolio activities for each Fund. Since joining OCM’s investment research team in January 1996 (within months of the firm’s inception), Mr. Heyman has held positions of increasing responsibility. In June 2005, Mr. Heyman was appointed Director of Research overseeing the ongoing generation of investment ideas, sector and company coverage and the orderly flow of information throughout the Research Department. In February 2022, Mr. Heyman was appointed President of the firm. He has authored articles on investing for Crain’s Publications and the American Association of Individual Investors (AAIII Journal); he has also been quoted or featured in numerous business media outlets such as The Wall Street Journal, The New York Times, Barron’s, Bloomberg News, Value Investor Insight, GuruFocus Value Investing Live, Money Life with Chuck Jaffe, SmartMoney, The Wall Street Transcript, and the Associated Press. Previously, Mr. Heyman held the position of Accountant with Norstar Energy, a subsidiary of Orange and Rockland Utility. Mr. Heyman holds a B.B.A. in Accounting from Pace University. Mr. Heyman has been a Co-Lead Portfolio Manager of the Strategic Opportunities Fund since its inception and of the Strategic Opportunities Predecessor Fund since its inception, and has been Co-Lead Portfolio Manager of the All Cap Value Fund since its inception and of the All Cap Value Predecessor Fund since October 2008.
Timothy S. Kang
Timothy S. Kang serves as Senior Vice President and Portfolio Manager. Mr. Kang is a Portfolio Manager of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund. He joined OCM’s investment research team in 2006. In 2022, Mr. Kang was promoted to the position of Portfolio Manager. Previously, he was promoted to the position of Senior Vice President and Senior Research Analyst in 2013. Mr. Kang has been quoted or featured in several business media outlets such as Barron’s, The Wall Street Journal Transcript, Bloomberg News, Bottom Line Personal, and GuruFocus Value Investing Live. Before joining OCM, he held the position of Vice President, Equity Research Analyst with Citigroup Asset Management covering Asia ex-Japan financial stocks, and assisted in covering U.S. bank stocks. Prior to that, he was an Assistant Vice President at PPM America, Inc., serving as a member of the high-yield bank loan team working on private bank loan transactions in all industry sectors. Mr. Kang has also served as a Senior Auditor at Arthur Andersen, L.L.P. Mr. Kang holds an M.S. in Accountancy from DePaul University, and a B.S.Sp. with a concentration in Economics from Northwestern University.

John D. Sullivan, Jr., CFA
John D. Sullivan, Jr., serves as Vice President and Portfolio Manager. Mr. Sullivan is a Portfolio Manager of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund. He joined OCM’s investment research team in 2004 as a Research Analyst. In 2022, Mr. Sullivan was promoted to the position of Portfolio Manager. Previously, he was promoted to the position of Vice President in 2013. John has been actively involved in the firm’s client servicing efforts providing portfolio updates in meetings with financial intermediaries, advisors and consultants. Mr. Sullivan holds a B.S. in Business Administration with a concentration in Finance and a minor in Economics from Fordham University. Mr. Sullivan is a CFA charterholder, member of the CFA Institute and CFA Society New York.
The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares
The price of each class of a Fund’s shares is based on its net asset value (“NAV”). The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAV will not be calculated, nor may investors purchase or redeem Fund shares, on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect a Fund’s NAV.
Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Funds and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market, and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures.
When fair value pricing is employed, the security prices that a Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.
Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the United States or other markets) after the close of foreign markets, but prior to the time the Funds’ NAV is calculated, will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, a Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. A Fund’s investments in smaller or medium capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares
Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below), plus any applicable sales charge. Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisers, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.
A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and U.S. Bank Global Fund Services, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.
Investment Minimums. The following table describes the initial and subsequent investment minimums for the Funds:

Minimum Investments	Initial	Subsequent
Regular Accounts	$1,000	$100
		($1,000 by wire)
Qualified Retirement Plans or IRAs	$1,000	$100
The Adviser reserves the right to vary or waive the initial and subsequent minimum investment requirements at any time. Investment minimums will typically be waived for investments through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program, subject to any conditions, fees and restrictions imposed by such intermediary.

If you open up an account to purchase shares of a Fund, under the unclaimed property laws of various states your property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Purchases through Financial Intermediaries. For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Funds’ Transfer Agent. Your financial intermediary may hold the shares in its name on your behalf or in your name, and may receive all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.
If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Certain Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Funds’ behalf.
If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, as determined by the Transfer Agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.
Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, if any, calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:
•The name of the Fund(s) to be purchased;
•The class of shares to be purchased;
•The dollar amount of shares to be purchased;
•Your account application; and
•A check payable to the name of the Fund(s) or a wire transfer received by the Fund(s).
An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Each Fund reserves the right to reject any Account Application or purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be priced on the next business day.
Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund, to:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase by Wire. If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 1-800-799‑2113 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	[Name of the Fund(s)] (Class of shares to be purchased) (Shareholder Name/Account Registration) (Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and U.S. Bank N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. The telephone purchase option allows you to move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) System members may be used for telephone transactions.
To have your Fund shares purchased at the applicable price determined at the close of regular trading on a given date, your order must be received before the close of regular trading (generally 4:00 p.m., Eastern Time) on that day. If payment for your order is rejected by your bank, a fee (currently $25) will be charged to your account. You will be responsible for any losses incurred by a Fund as a result of a payment rejected by your bank. You may not use telephone transactions for an initial purchase of Fund shares and your account must be open for seven business days prior to the first telephone purchase.
The minimum amount that can be transferred by telephone is $100. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). For information about telephone transactions, please call the Funds at 1-800-799‑2113.
Subsequent Investments. Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Funds at 1-800-799‑2113 before wiring. All subsequent purchase requests must include the Fund name, your name, address and your shareholder account number.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize a Fund to automatically withdraw any amount of at least $100, on a monthly, bi-monthly or quarterly basis, from your personal checking or savings account that you wish to invest in the Fund. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
•Full name;
•Date of birth (individuals only);
•Social Security or taxpayer identification number; and
•Permanent street address (a P.O. Box number alone is not acceptable).
In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your Account Application as part of the Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-799‑2113.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Fund Shares
In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary. You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its NAV.
However, if you hold your shares through a broker-dealer or financial intermediary, your redemption order must be placed with that financial intermediary in accordance with its established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with it.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-800-799‑2113. Investors redeeming by telephone will be asked whether to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be processed on the next business day. Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Funds will typically borrow money through the Funds' bank line-of-credit. The Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
A redemption request will be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund to be redeemed;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.
While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Signature guarantees from either a Medallion program member or a non-Medallion program member are needed:
•For redemption requests over $50,000;

•When redemption proceeds are requested to be payable or sent to any person, address or bank account not on record;
•If ownership is being changed on your account; or
•For any redemption within 15 calendar days of an address change.
In addition to the situations described above, the Funds and the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances.
Non-financial transactions, including establishing or modifying certain services on an account, such as obtaining or changing telephone redemption privileges, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Please note that signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians.
Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
[Name of Class]	[Name of Class]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Redemption requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Redemption request and a corporate resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).
Trusts	Redemption request signed by the trustee(s). A signature guarantee may be required. See “Signature Guarantee” above for those situations where a signature guarantee is needed. (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services' post office box, of purchase orders or redemption requests does not constitute receipt by the Funds' Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
IRA Redemption. If you have an IRA, you must indicate on your written redemption request whether to withhold federal income tax. Redemption requests with no indication whether to have federal tax withheld will be subject to withholding. Shares held in IRA accounts may be redeemed by telephone at

1-800-799-2113. Investors will be asked whether or not to withhold taxes from any distribution. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance at: 1-800-799-2113.
Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at 1-800-799-2113. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 must be made in writing and include a signature guarantee. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting a shareholder to correctly state:
•His or her Fund account number;
•The name in which his or her account is registered; and/or
•The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Funds’ systematic withdrawal option allows you to move money automatically from your Fund account via check to your address of record or to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.
To select the systematic withdrawal option, you must check the appropriate box on your New Account Application or submit a written request that should include the frequency, amount of the withdrawal, payment method, the account number and the signature(s) of all owners. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.
For more information about this service, please see the New Account Application or call the Transfer Agent at 1-800-799-2113.
The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. Each Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

How to Exchange Fund Shares
You may exchange shares of one Fund for shares in an identically registered account of another Fund of the same Class at their respective NAV per share without payment of a fee.
Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, the exchange may have tax consequences. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. The Funds may modify or terminate the exchange privilege at any time.
Financial advisers (or their agents) maintaining shareholder accounts may charge their customers a processing or service fee in connection with an exchange of Fund shares. The amount and applicability of any such fee is determined and should be disclosed to its customers by each financial adviser. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your financial adviser should provide you with specific information about any processing or service fees you will be charged.
Certain financial advisers (or their agents) are authorized to accept exchange orders on behalf of the Funds. A Fund will be deemed to have received an exchange order when an authorized financial adviser (or its agent) accepts the exchange order and such order will be priced at the NAV per share next calculated, plus any applicable sales charge, after such order is accepted by the financial adviser (or its agent).
If you hold shares through a financial adviser (or their agent), you may be able to exchange your shares for a different share class that has a lower expense ratio provided that certain conditions established by your financial adviser are met. This exchange feature is intended for shares held through a financial adviser offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program specific for this purpose. In such instance, your shares automatically may be exchanged under certain circumstances. Class A and C shares are not eligible for conversion until the applicable CDSC period has expired. A Fund will use the date of your original share purchase to determine whether you must pay a CDSC when you sell the shares of the Fund acquired in the exchange.
Shareholders who hold Adviser Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may not purchase additional Adviser Class shares (except through dividend reinvestments) unless they otherwise meet the eligibility requirements of the share class. Also, shareholders no longer participating in a fee-based program may be subject to conversion of their Adviser Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Adviser Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Avenue, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
The written request must contain the following information:
•Your account number;
•The names of each Fund and Share Class you are exchanging;
•The dollar amount or number of shares you want to sell (and exchange); and
•A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange, if you desire different account privileges than those currently associated with your current Fund account.

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Exchange requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Exchange request and a corporate resolution, signed by person(s) required to sign for the account.
Trusts	Exchange request signed by the trustee(s). (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services' post office box, of purchase orders or redemption requests does not constitute receipt by the Funds' Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Exchanges by Telephone. If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may exchange shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at 1-800-799-2113. You must exchange at least $100 for each telephone exchange. Exchange requests for amounts exceeding $50,000 must be made in writing.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting you to correctly state:
•Your Fund account number(s);
•The name in which your account is registered;
•The name of your banking institution;
•Your bank account number; and/or

•The social security or taxpayer identification number under which the account is registered.

Retirement Plans
Shares of the Funds are available for use in all types of tax-advantaged retirement plans such as:
•IRAs;
•Educational IRAs (Coverdell Education Savings Accounts);
•employer-sponsored defined contribution plans (including 401(k) plans); and
•custodial accounts described in Section 403(b)(7) of the Code.
Qualified investors benefit from the tax-deferred (or tax-free if in a Roth account as described below) compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Funds for retirement plans can be obtained by calling the Funds at 1-800-799-2113. Below is a brief description of the types of retirement plans that may invest in the Funds. All dollar limitations are for the 2024 calendar year and may be subject to adjustment for inflation in subsequent years.
INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)
If neither you nor your spouse is an active participant in an employer retirement plan, you can claim a tax deduction for contributions to your traditional IRA up to the applicable contribution limitation. Your total contributions to all of your traditional IRAs and Roth IRAs (described below) cannot be more than the lesser of $6,000 ($7,000 if you are age 50 or older) or 100% of your taxable compensation. If either you or your spouse is an active participant in an employer retirement plan, you may be entitled to only a partial (reduced) deduction or no deduction at all, depending on your adjusted gross income and your filing status. Income earned by an IRA account accumulates on a tax-deferred basis.
If you are entitled to receive a distribution from a qualified retirement plan, you may be eligible to rollover all or part of that distribution into an IRA with the Fund. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.
The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-799-2113 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs;
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs; and
•Coverdell Education Savings Accounts.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.
ROTH IRAs
Roth IRAs permit tax-free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Investors with modified adjusted gross incomes above certain levels may find that their participation in this IRA is restricted. See “Individual Retirement Accounts (IRAs)” above for contribution limitations.

COVERDELL EDUCATION SAVINGS ACCOUNTS
Coverdell Education Savings Accounts permit annual contributions of up to $2,000 per beneficiary (under age 18) to finance qualified education expenses, subject to limitations based on the income status of the contributor.
SEP-IRAs
A special IRA program is available for employers under which employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans. SEP-IRAs (Simplified Employee Pension-IRA) free the employer of many of the requirements of establishing and maintaining a tax qualified retirement plan. The contribution limits the employer can make cannot exceed the lesser of 25% of the employee’s compensation or $61,000.
401(k) PLANS AND OTHER DEFINED CONTRIBUTION PLANS
Both self-employed individuals (including sole proprietorships and partnerships) and corporations may use shares of the Funds as a funding medium for a retirement plan qualified under the Code. Such plans often allow participants to make annual pre-tax contributions, which may be matched by their employers up to certain percentages based on the participant’s pre-contribution earned income. You may not make more than an $20,500 combined contribution to all of your traditional pre-tax accounts and Roth accounts, described below (including 403(b) and governmental 457(b) retirement plans, but excluding IRA accounts). Additionally, if you are age 50 or over at the end of the calendar year, you may also make a combined “catch-up contribution” of $6,500.
ROTH 401(k) PLANS
Roth 401(k) plans permit tax-free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Contributions into a Roth 401(k) plan are after-tax contributions and may be matched by your employer. See “401(k) Plans and Other Defined Contribution Plans” above for contribution limitations.
403(b)(7) RETIREMENT PLANS
Schools, hospitals, and certain other tax-exempt organizations or associations may use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) plan as a reduction to the employee’s regular compensation. Such contributions are excludable from the gross income of the employee for federal income tax purposes to the extent they do not exceed applicable limitations. See “401(k) Plans and Other Defined Contribution Plans” above for contribution limitations.
ROTH 403(b)(7) PLANS
Roth 403(b)(7) plans permit tax-free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Contributions into a Roth 403(b)(7) plan are after-tax contributions. See “401(k) Plans and Other Defined Contribution Plans” above for contribution limitations.

Dividends and Distributions
Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.
If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at such Fund’s then current NAV per share and to reinvest all subsequent distributions.

Class Descriptions
Each Fund offers three classes of shares: Adviser Class shares, Class A shares and Class C shares.
Share Class Available for Investment

	Class A	Class C	Adviser Class
All Cap Value Fund	Yes	Yes	Yes
Strategic Opportunities Fund	Yes	Yes	Yes
Each share class of a Fund represents an investment in that Fund’s portfolio of securities, but each share class has its own sales charge and expense structure, which allows you to choose the class that best suits your situation. When you purchase shares of the Funds, you must choose a share class. If none is chosen, an investment in the All Cap Value Fund will be made in Class A shares, and an investment in the Strategic Opportunities Fund will be made in Class A shares.
Please note, foreign investors generally are not permitted to invest in the Funds.
You should consider several factors when choosing a share class, including:
•how long you expect to own the shares;
•how much you plan to invest;
•total expenses associated with owning each share class;
•whether you qualify for any reduction or waiver of sales charges; and
•whether you plan on redeeming shares in the near future.
Each investor’s financial considerations will differ. You should consult with your financial adviser who can assist you in deciding on the best share class for your situation.
ADVISER CLASS SHARES
Adviser Class shares are generally only offered for sale through a “financial adviser,” such as a broker, dealer, bank (including a bank trust department), investment adviser, financial planner, retirement plan administrator or other financial intermediary and other financial professionals that charge a separate fee for advisory or administrative services. However, the Adviser Class also is available to:
a)officers, Trustees, Directors, and employees of OCM (or any investment company managed by OCM) or any affiliate of OCM, and members of their families, including trusts established for the benefit of the foregoing;

b)employees of brokerage firms that are in good standing with Financial Industry Regulatory Authority, Inc. (“FINRA”), employees of financial planning firms who place orders for the Funds through a member in good standing with FINRA, and the families (limited to spouses, domestic partners, and dependent children under age 21) of both types of employees, provided that the orders are placed through a FINRA member firm that has signed an agreement with OCM to sell Fund shares; and
c)Purchasers of Adviser Class shares who, by combining a current purchase with certain other shares of either of the Funds already owned, will hold $10 million or more of the Funds in aggregate. To determine if you qualify to purchase Adviser Class shares under this provision, the amount of your current purchase is added to the current NAV of your other Adviser Class shares, Class A shares and Class C shares, as well as those Adviser Class shares, Class A shares and Class C shares of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household.
To qualify a purchase of Adviser Class shares under any of the above provisions, when each purchase is made it is the responsibility of the financial adviser or shareholder to notify the Funds’ Transfer Agent that the purchase qualifies for one of the above privileges and to provide the Funds’ Transfer Agent with sufficient written information concerning such qualifications, including any qualifying related accounts.
There are no sales charges imposed by the Fund on Adviser Class shares. Adviser Class shares are generally not sold directly by the Fund to individual investors. The expenses presented in the Shareholder Fees/Annual Fund Operating Expenses table above do not include any separate fees that may be charged by financial advisers.
Adviser Class shares may also be available on brokerage platforms of firms that have agreements with the Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Adviser Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Furthermore, shares purchased through a broker-dealer may be subject to different procedures than those described in this Prospectus. Shares of the Funds are available in other share classes that have different fees and expenses.
The Adviser Class shares do not have a 12b-1 Plan and do not charge a Rule 12b-1 distribution and shareholder servicing fee.
You should contact your financial adviser to purchase Adviser Class shares of a Fund.
CLASS A SHARES
Class A shares of each Fund are generally offered for sale through financial advisers, such as brokers, dealers, investment advisers, and financial planners and directly from the Fund. The expenses presented in the Shareholder Fees/Annual Fund Operating Expenses table above do not include any separate fees that may be charged by financial advisers.
Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares. The “offering price” of the shares includes the front-end sales charge, which is deducted from the shareholder’s initial purchase of shares, as described in more detail below. Because of rounding in the calculation of the “offering price,” the actual sales charge you pay may be more or less than that calculated using the percentages shown below. This sales charge is paid at the time of purchase and is not invested in the Fund. Class A shares representing reinvestment of dividends are not subject to this front-end sales charge. Class A shares are generally not subject to a CDSC, except as discussed below. Class A shares may be available for purchase by clients of certain financial intermediaries without the application of a front-end sales load as described in Appendix A to this Prospectus.

The front-end sales charges for Class A shares are assessed as follows:

	Sales Charge as a Percentage of:
Amount of Investment	Offering Price	Net Amount Invested
Less than $50,000	5.50%	5.82%
$50,000 to $99,999	4.50%	4.71%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over(1)	0.00%	0.00%
(1)In cases where an upfront dealer commission on sales charge-waived purchases of $1 million or more is paid by the Adviser or Quasar Distributors, LLC, the Funds' Distributor, a CDSC of 1.00%, based on the lesser of the original purchase price or the value of such shares at the time of redemption, is charged on shares sold within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1.00% charge. During the first 12 months, the party paying the upfront dealer commission may retain the CDSC and/or the full 0.25% 12b-1 fee to recoup the up-front payment advanced at the time of purchase.

Class A shares also are subject to an ongoing Rule 12b-1 distribution and shareholder servicing fee of 0.25% of the average daily net assets of Class A shares of a Fund. The Rule 12b-1 distribution and shareholder servicing fees are lower for this class of shares than for each Fund’s Class C shares because the financial advisers selling Class C shares of either Fund can receive an additional front-end sales charge for advisory services and perform distribution, administration and/or shareholder services that benefit the Fund. For more information regarding the Class A shares Rule 12b-1 fee, see the section titled, “Rule 12b-1 Distribution and Shareholder Servicing Fees” under the heading “Fund Distribution” above.
Sales Charge Waivers for Class A Shares
Each Fund’s Class A front-end sales charge will not apply to Class A shares purchased by or through:
1.An Officer, Trustee, Director or employee of OCM (or any investment company managed by OCM), any affiliate of OCM, the Funds’ custodian bank or Transfer Agent and members of their families, including trusts established for the benefit of the foregoing.
2.Employees of brokerage firms that are in good standing with FINRA, employees of financial planning firms who place orders for the Funds through a member in good standing with FINRA, and the families (limited to spouses, domestic partners, and dependent children under age 21) of both types of employees, provided that the orders are placed through a FINRA member firm that has signed an agreement to sell Fund shares.
3.Customers of bank trust departments, companies with trust powers, brokers, dealers and investment advisers who charge fees for services, including brokers and dealers who utilize wrap fee or similar arrangements, subject to the conditions, fees and restrictions imposed by these persons.
4.Financial intermediaries who have entered into an agreement with Quasar Distributors, LLC (“the Distributor”), to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.
5.Clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans that have entered into an agreement with the Distributor.

6.Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the “Code”)), in each case if those purchases are made through a broker, agent or other financial adviser that has entered into an agreement with the Distributor.
7.Charities, charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations.
8.Shareholders who originally paid a front-end sales charge on Class A shares of a Fund and reinvest the money in the same Fund or a different Fund of the Trust up to the amount previously redeemed within 180 days of the redemption date. To reinvest in Class A shares at NAV (without paying a sales charge), you must notify the Fund’s Transfer Agent or your financial adviser in writing at the time of the transaction about the prior redemption.
9.Shareholders exercising the exchange privilege, as described in this Prospectus.
10.Shareholders who are converted from Adviser Class shares by their program provider.
11.Shares which are automatically converted from Class C shares to Class A shares.
Sales Charge Reductions for Class A Shares
As shown in the table above, larger purchases of Class A shares can reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you can aggregate certain other purchases with your current purchases as described below.
Rights of Accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other shares of either of the Funds already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current NAV of your other Adviser Class shares, Class A shares and Class C shares, as well as those Adviser Class shares, Class A shares and Class C shares of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts invested in Adviser Class shares, Class A shares and Class C shares of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Adviser Class shares, Class A shares and Class C shares of the Funds to determine the front-end sales charge that applies. To qualify for the discount, when each purchase is made the financial adviser or shareholder must provide the Funds’ Transfer Agent with sufficient written information concerning qualifying related accounts to verify that the purchase qualifies for the privilege or discount, as discussed below under “Note on Sales Charge Reductions and Waivers for Class A Shares.” The right of accumulation may be amended or terminated by the Funds at any time as to subsequent purchases. Certain financial intermediaries may permit aggregation of all Fund holdings regardless of share class for purposes of calculating sales load reductions under ROA as described in Appendix A.
Shares purchased through a financial adviser may be subject to different procedures concerning Rights of Accumulation. Please contact your financial adviser for more information.
Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Adviser Class shares, Class A shares and Class C shares of the Funds. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. The minimum initial investment under an

LOI is 5.50% of the intended amount, and must be invested immediately. Shares equal to 5.50% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount originally intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI, you can aggregate your accounts as well as the accounts of your spouse or domestic partner, and dependent children under the age of 21 residing in the same household. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
Note on Sales Charge Reductions and Waivers for Class A Shares
If you think you qualify for any of the sales charge waivers or reductions described above, you will need to notify and provide documentation to your financial adviser or the Fund’s Transfer Agent. You will also need to notify your financial adviser or the Fund’s Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales charge breakpoints. Information you may need to provide to your financial adviser or the Funds includes:
•information or records regarding shares of the Funds held in all accounts at any financial adviser;
•information or records regarding shares of the Funds held in any account at any financial adviser by related parties of the shareholder, such as members of the same family; and/or
•any other information that may be necessary for the Funds to determine your eligibility for a reduction or waiver of a sales charge.
For more information, you should contact your financial adviser or the Funds.
CLASS C SHARES
Class C shares of each Fund are offered to the public through financial advisers, such as brokers, dealers, investment advisers and financial planners, and directly by the Funds. You may purchase Class C shares of a Fund by following the instructions for purchasing shares as described under the section in this Prospectus titled, “How to Purchase Shares.”
Class C shares are eligible to convert automatically into Class A shares after eight years, based on the original purchase date. Conversions are scheduled to occur on the third business day of the month following the eighth anniversary of the month on which the purchase was made. Conversions will take place based on the relative net asset values of the two classes, without the imposition of any sales load (including a CDSC), fee or other charge. Class C shares acquired through reinvestment of dividends or capital gain distributions will convert at the time the associated shares convert.

The Internal Revenue Service currently takes the position that such automatic conversions are not taxable, which means that all such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes. Should this position change, the automatic conversion feature may be suspended. If this were to happen, you would still have the option of converting your Class C shares to Class A shares at the anniversary date described above. You should consult your tax adviser regarding the tax consequences of the conversion or exchange of shares.

Shares held through a financial intermediary may have different policies regarding the automatic conversion of Class C shares. Those policies may be more or less favorable than those offered by other financial intermediaries or the Funds. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

In certain cases, the Funds may not know how long a shareholder has held Class C shares. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. There may be circumstances where the relevant financial intermediary does not have the ability to track purchases in order to credit individual shareholders’ holding periods. Should this circumstance arise, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C Sales Charges
Class C shares of a Fund that are redeemed within the first year of purchase are usually subject to a CDSC of 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption. There is no CDSC if Class C shares are redeemed more than one year after purchase or in certain cases where OCM or the underwriter does not make an up-front payment from its own resources to the shareholder’s financial adviser. Class C shares also are subject to an ongoing Rule 12b-1 distribution and shareholder servicing fee of 1.00% of the average daily net assets of Class C shares of a Fund. For more information regarding the Class C shares Rule 12b-1 fee, see the section titled, “Rule 12b-1 Distribution and Shareholder Servicing Fees” under the heading “Fund Distribution” above. Class C shares are not subject to a front-end sales charge. Certain financial intermediaries may exempt shareholders from the CSDC as described in Appendix A.
The CDSC charges for Class C shares are assessed on redemptions as follows:

CDSC
Year After Purchase Made	(as a % of dollar amount subject to charge)
Up to 1 year:	1.00%
After 1 full year:	None
CDSC Waivers
To obtain a waiver of the current CDSC, you must notify the Funds, which may require evidence of your qualification. The Funds’ CDSC will not apply to the following redemptions:
1.Participants in 401(k) or 403(b) plans for which a Fund is listed as an investment option.
2.Certain shareholders exercising the exchange privilege, as described in the section entitled “How to Exchange Shares” below.
3.Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts (“IRAs”) to shareholders who have attained the RMD age (waiver applies only to amounts necessary to meet the required minimum amount).
4.The death of the shareholder.
In addition, Fund shareholders who reinvest the entire amount of their redemption proceeds in Class C shares of the same Fund or a different Fund within forty-five (45) days of redeeming Class C shares of a Fund, will receive the number of shares equal in value to their reinvested redemption proceeds plus the number of shares necessary to reimburse the amount of the CDSC they paid at redemption based on the NAV per share of the particular Fund’s Class C shares at the time of reinvestment. The repurchase of shares must occur within the same account as the redemption or into an identically registered account in another Class C Fund. All Class C shares purchased pursuant to this reinstatement privilege will be liable for future CDSCs on redemptions as of the date of repurchase.

You should be sure to notify the Funds’ Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.
NOTE ON SALES CHARGES
Information regarding the Funds’ distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds’ website, free of charge, at https://www.olsteinfunds.com.

Rule 12b-1 Distribution Fees
The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Fund’s Class A shares or 1.00% of the average daily net assets of the Fund’s Class C shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution service or activity designed to retain Fund shareholders. The Adviser previously also served as the Funds’ principal underwriter and distributor, and certain of its employees engaged in marketing and distribution activities to promote distribution of the Funds’ shares. The Adviser’s personnel continue to engage in such activities, except that they now do so as registered broker-dealer representatives of the Funds’ current principal underwriter. These activities are funded by the Adviser’s own resources and profits and, to the extent Rule 12b-1 distribution and/or servicing fee revenue is available, the Adviser may request and receive reimbursements for the costs related to such services from the principal underwriter.
Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Tools to Combat Frequent Transaction
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds intend to apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences
Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains, and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.
Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October,

November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.
Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year. Distributions by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Other Fund Policies
Telephone Transactions. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with a Fund, you may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Fund Shares” section.
Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern Time). Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.
Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your financial intermediary for details.
Closing the Funds. The Board retains the right to close (or partially close) a Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close a Fund to new investors, all investors, or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.
Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 1-800-799‑2113 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-799‑2113 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Distribution of Fund Shares
The Distributor
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), is located at 190 Middle Street, Suite 301, Portland, Maine 04101, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the FINRA. Shares of the Fund are offered on a continuous basis. Certain employees of the Adviser who provide marketing and distribution services for the Funds are registered representatives of the Distributor.
Payments to Financial Intermediaries
A Fund pays service fees to certain intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
OCM also pays additional compensation, at its own expense and not as an expense of the Funds, to certain unaffiliated financial advisers. These payments are for marketing, promotional or related services in connection with the sale or retention of Fund shares and/or for shareholder servicing. Such payments also are paid to certain financial advisers for providing recordkeeping, sub-accounting, transaction processing, due diligence, training, operations and systems support and other shareholder or administrative services in connection with investments in the Funds. The existence or level of payments made to a qualifying financial adviser in any year will vary and in some cases could be deemed to be substantial. Such payments are based on factors that include differing levels of services provided by the financial adviser, the level of assets maintained in the financial adviser’s customer accounts, sales of new shares by the financial adviser, providing the Funds with “shelf space” and/or a higher profile for the financial adviser’s consultants, sales personnel and customers, access to a financial adviser’s sales personnel and other factors. These payments to financial advisers are in addition to the distribution and service fees and sales charges described in this Prospectus. OCM makes revenue sharing payments from its own profits or resources. OCM pays such amounts from its own resources when the selling and/or servicing fees required by financial advisers exceed the amount of 12b-1 fees that may be available from the Funds. Any such revenue sharing payments will not change the NAV or the price of a Fund’s shares. To the extent permitted by SEC and the FINRA rules and other applicable laws and regulations, OCM may pay or allow other promotional incentives or payments to financial advisers.
Revenue sharing payments create a financial incentive for financial advisers and their sales personnel to highlight, feature or recommend funds based, at least in part, on the level of compensation paid. If one mutual fund sponsor or distributor makes greater payments for distribution assistance than sponsors or distributors of other mutual funds, a financial adviser and its salespersons have a financial incentive to favor sales of shares of one mutual fund complex over another or over other investment options. You should consult with your financial adviser and review carefully any disclosures they provide regarding the conflicts of interest associated with the compensation they receive in connection with investment products they recommend or sell to you.
OCM personnel also provide marketing and distribution services for the Funds. These activities are funded from OCM’s own resources. However, OCM may, and generally does, request that the Distributor reimburse OCM for the expenses of providing such marketing and distribution services, and the Distributor provides such reimbursement to the extent Rule 12b-1 distribution and marketing fees are available.

Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information has been audited by Cohen & Company, Ltd., each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report. Further information about the Funds’ performance is contained in the annual and semi-annual reports, which are available upon request.

Olstein All Cap Value Fund
Financial Highlights

Class A

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Per Share Data:
Net Asset Value, Beginning of Year	$26.92	$25.57	$25.11	$34.32	$21.40

Investment Operations:
Net investment income (loss)(a)	0.21	0.25	0.18	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.69	1.32	2.04	(4.77)(b)	13.06
Total from investment operations	1.90	1.57	2.22	(4.76)	13.05

Less distributions from:
Net investment income	(0.23)	(0.22)	—	—	(0.13)
Net realized gains	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(2.20)	(0.22)	(1.76)	(4.45)	(0.13)
Net Asset Value, End of Year	$26.62	$26.92	$25.57	$25.11	$34.32

Total Return(c)	6.75%	6.23%	9.30%	-15.99%	61.15%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$265,238	$274,620	$298,532	$293,747	$142,863
Ratio of expenses to average net assets	1.42%	1.42%	1.41%	1.42%	1.39%
Ratio of net investment income (loss) to average net assets	0.76%	0.98%	0.71%	0.03%	(0.05)%
Portfolio turnover rate	38%	27%	32%	43%	42%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Net realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Total return does not reflect sales charge.

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Per Share Data:
Net Asset Value, Beginning of Year	$18.92	$17.97	$18.29	$26.38	$16.53

Investment Operations:
Net investment income (loss)(a)	0.00(b)	0.04	(0.01)	(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments	1.21(c)	0.93	1.45(c)	(3.46)	10.06
Total from investment operations	1.21	0.97	1.44	(3.64)	9.89

Less distributions from:
Net investment income	(0.06)	(0.02)	—	—	(0.04)
Net realized gains	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(2.03)	(0.02)	(1.76)	(4.45)	(0.04)
Net Asset Value, End of Year	$18.10	$18.92	$17.97	$18.29	$26.38

Total Return(d)	5.98%	5.43%	8.46%	-16.62%	59.89%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$17,748	$24,668	$34,328	$40,368	$289,103
Ratio of expenses to average net assets	2.17%	2.17%	2.16%	2.15%	2.14%
Ratio of net investment income (loss) to average net assets	0.01%	0.23%	(0.04)%	(0.70)%	(0.80)%
Portfolio turnover rate	38%	27%	32%	43%	42%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Amount represents less than $0.005 per share.
(c)Net realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(d)Total return does not reflect sales charges.

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Per Share Data:
Net Asset Value, Beginning of Year	$27.25	$25.92	$25.37	$34.54	$21.51

Investment Operations:
Net investment income(a)	0.28	0.32	0.24	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.71	1.33	2.07	(4.81)(b)	13.13(b)
Total from investment operations	1.99	1.65	2.31	(4.72)	13.19

Less distributions from:
Net investment income	(0.30)	(0.32)	—	—	(0.16)
Net realized gains	(1.97)	—	(1.76)	(4.45)	—
Total distributions	(2.27)	(0.32)	(1.76)	(4.45)	(0.16)
Net Asset Value, End of Year	$26.97	$27.25	$25.92	$25.37	$34.54

Total Return	7.05%	6.48%	9.57%	-15.76%	61.49%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$216,642	$232,593	$269,031	$262,284	$322,350
Ratio of expenses to average net assets	1.17%	1.17%	1.16%	1.16%	1.14%
Ratio of net investment income to average net assets	1.01%	1.23%	0.96%	0.29%	0.20%
Portfolio turnover rate	38%	27%	32%	43%	42%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Net realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Per Share Data:
Net Asset Value, Beginning of Year	$21.42	$20.70	$17.97	$27.47	$15.19

Investment Operations:
Net investment income (loss)(a)	0.05	0.06	0.03	(0.09)	(0.15)
Net realized and unrealized gain (loss) on investments	0.07	0.68	3.02	(6.90)	12.43
Total from investment operations	0.12	0.74	3.05	(6.99)	12.28

Less distributions from:
Net investment income	(0.09)	(0.02)	—	—	—
Net realized gains	(1.36)	—	(0.32)	(2.51)	—
Total distributions	(1.45)	(0.02)	(0.32)	(2.51)	—
Net Asset Value, End of Year	$20.09	$21.42	$20.70	$17.97	$27.47

Total Return(b)	-0.13%	3.58%	17.08%	-27.83%	80.84%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$22,145	$25,071	$28,454	$25,917	$31,827
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.88%	1.77%	1.73%	1.62%	1.70%
After expense reimbursement/recoupment	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	0.24%	0.30%	0.15%	(0.39)%	(0.68)%
Portfolio turnover rate	24%	32%	26%	32%	47%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Total return does not reflect sales charges.

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Per Share Data:
Net Asset Value, Beginning of Year	$18.20	$17.71	$15.52	$24.25	$13.52

Investment Operations:
Net investment loss(a)	(0.09)	(0.08)	(0.10)	(0.24)	(0.28)
Net realized and unrealized gain (loss) on investments	0.07(b)	0.57(b)	2.61(b)	(5.98)	11.01
Total from investment operations	(0.02)	0.49	2.51	(6.22)	10.73

Less distributions from:
Net realized gains	(1.36)	—	(0.32)	(2.51)	—
Total distributions	(1.36)	—	(0.32)	(2.51)	—
Net Asset Value, End of Year	$16.82	$18.20	$17.71	$15.52	$24.25

Total Return(c)	-0.89%	2.77%	16.29%	-28.38%	79.36%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$2,426	$4,313	$6,695	$7,341	$16,515
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.61%	2.52%	2.48%	2.35%	2.46%
After expense reimbursement/recoupment	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.44)%	(0.60)%	(1.14)%	(1.43)%
Portfolio turnover rate	24%	32%	26%	32%	47%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Net realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.
(c)Total return does not reflect sales charges.

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Per Share Data:
Net Asset Value, Beginning of Year	$21.88	$21.17	$18.32	$27.89	$15.39

Investment Operations:
Net investment income (loss)(a)	0.11	0.12	0.08	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	0.06	0.69	3.09	(7.03)	12.60
Total from investment operations	0.17	0.81	3.17	(7.06)	12.50

Less distributions from:
Net investment income	(0.14)	(0.10)	—	—	—
Net realized gains	(1.36)	—	(0.32)	(2.51)	—
Total distributions	(1.50)	(0.10)	(0.32)	(2.51)	—
Net Asset Value, End of Year	$20.55	$21.88	$21.17	$18.32	$27.89

Total Return	0.10%	3.85%	17.41%	-27.65%	81.22%

Supplemental Data and Ratios:
Net assets, end of year (in thousands)	$26,904	$52,041	$53,267	$52,137	$92,191
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.61%	1.52%	1.48%	1.36%	1.43%
After expense reimbursement/recoupment	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	0.49%	0.55%	0.40%	(0.14)%	(0.43)%
Portfolio turnover rate	24%	32%	26%	32%	47%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.

Investment Adviser
Olstein Capital Management, L.P.
4 Manhattanville Road, Suite 204
Purchase, New York 10577-2119

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Olstein Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION
You can find more information about the Funds in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports and Form N-CSR provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-800-799-2113, by visiting the Funds’ website at https://www.olsteinfunds.com or by writing to:
Olstein Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, Missouri 64121-9252
You can review and copy information, including the Funds’ reports and SAI:
•Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at https://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525).

APPENDIX A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts depends on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Class A shares of either Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI. For those shareholders, the Fund's Class A front-end sales charge will not apply to Class A shares purchased by or through:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
1.Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
2.Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
3.Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
4.Shares purchased through a Morgan Stanley self-directed brokerage account.
5.Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program.
6.Shares purchased from the proceeds of redemptions from an Olstein Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-

end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching RMD age as described in the fund’s prospectus.
•Shares sold to pay Raymond James’ fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a Right of Reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets. Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott, LLC (“Janney”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching RMD age as described in the fund’s Prospectus.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.
Front-end Sales Load Waiver on Class A shares available at OPCO
–Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–Shares purchased by or through a 529 plan
–Shares purchased through a OPCO affiliated investment advisory program
–Share purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
–A shareholder in the Fund's C Class shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–Employees and registered representatives of OPCO or its affiliates and their family members
–Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and Class C shares available at OPCO
–Death or disability of the shareholder
–Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
–Return of excess contributions from an IRA Account
–Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching RMD age as described in the prospectus
–Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–Breakpoints as described in this prospectus.
–Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Wells Fargo Clearing Services, LLC
Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

Shares purchased through a rollover from another 529 plan.

Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of

Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

•Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

•Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
•Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.
•Gift of shares will not be considered when determining breakpoint discounts.

THE OLSTEIN ALL CAP VALUE FUND
Adviser Class Shares (Trading Symbol: OFAFX)
Class A Shares (Trading Symbol: OFAVX)
Class C Shares (Trading Symbol: OFALX)

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND
Adviser Class Shares (Trading Symbol: OFSFX)
Class A Shares (Trading Symbol: OFSAX)
Class C Shares (Trading Symbol: OFSCX)

Statement of Additional Information

October 28, 2025

This Statement of Additional Information (“SAI”) provides general information about the Olstein All Cap Value Fund (the “All Cap Value Fund”), and the Olstein Strategic Opportunities Fund (the “Strategic Opportunities Fund”), each a series of Managed Portfolio Series (the “Trust”).

This SAI is not a prospectus and should be read in conjunction with each Fund’s current Prospectus dated October 28, 2025 (the “Prospectus”), as supplemented and amended from time to time. In addition, the Funds’ audited financial statements for the fiscal year ended June 30, 2025, are incorporated herein by reference to each Fund’s Form N-CSR dated June 30, 2025. To obtain a copy of the Prospectus, annual reports and/or semi-annual reports (when they become available), free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds’ website at https://www.olsteinfunds.com.

Olstein Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
1-800-799-2113

The Trust and the Funds
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series, or mutual fund of the Trust. Each Fund offers three classes of shares: Adviser Class shares, Class A shares and Class C shares. The Funds are each a diversified series of the Trust. Each Fund has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.
The All Cap Value Fund and the Strategic Opportunities Fund are the successors to identically named series of The Olstein Funds (the “Predecessor Funds”, “All Cap Value Predecessor Fund” or “Strategic Opportunities Predecessor Fund”). During the third quarter of 2018, the All Cap Value Predecessor Fund reorganized into the All Cap Value Fund and the Strategic Opportunities Predecessor Fund reorganized into the Strategic Opportunities Fund in a transaction where the assets and liabilities of each Predecessor Fund were acquired by the corresponding Fund in exchange for Fund shares of equivalent value (the “Reorganization”). Prior to the Reorganization, each Fund was a “shell” fund with no assets and had not commenced operations. The Funds have the same investment objectives and substantially similar investment strategies as the Predecessor Funds.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust does not normally hold annual meetings of shareholders. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.
Interests in each Fund are represented by shares of beneficial interest, each with no par value per share. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as may be declared by the Board.
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The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as deemed fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.
All consideration received by the Trust for the issue or sale of a Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.
Olstein Capital Management, L.P. (“OCM” or the “Adviser”), serves as the investment adviser for the Funds (and served as the investment adviser for the Predecessor Funds).

Investment Policies, Strategies and Associated Risks
The following discussion supplements the description of each Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), a Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. While a Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Funds’ might not invest in all of these types of securities or use all of these techniques at any one time. The Funds' transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws.
Investment Objective
The investment objective of each Fund is set forth under the “Summary Section” in the Funds’ Prospectus.
Diversification
The Funds are diversified. A “diversified company” means that as to 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.
Because each Fund intends to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), each Fund will limit its investments, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of such issuer’s outstanding voting securities.
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Percentage Limitations
Each Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market Volatility
U.S. and international markets have from time to time experienced significant volatility. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. At times, concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Funds, and the risks discussed below and in the Prospectus may increase.
Equity Securities
An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects the Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Common stocks and preferred stocks are examples of equity securities. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.
Common Stock
Common stock represents an ownership interest in a company. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stock
Preferred stock represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock its participation in the issuer’s growth may be limited. Although the
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dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred stock usually does not have voting rights.
Foreign Investments and Currencies
A Fund may invest in securities of foreign issuers that are not traded in the United States and/or U.S. dollar denominated. A Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:
Depositary Receipts. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are bank certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. GDRs trade as domestic shares but are offered for sale globally through the various bank branches. GDRs are typically used by private markets to raise capital denominated in either U.S. dollars or foreign currencies. EDRs are similar to ADRs and GDRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets. ADRs and EDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of the Funds’ investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In 2020, the United Kingdom (the “UK”) withdrew from the EU (known as “Brexit”). As a result of Brexit, the financial markets experienced high levels of volatility and there is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries going forward. This prolonged uncertainty may affect other countries in the EU and elsewhere. The exit by the UK or
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other member states will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.
Currency Fluctuations. A Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. The Adviser expects that many foreign securities in which a Fund may invest will be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.
Taxes. The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.
Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.
Additional Risks of Emerging Markets. In addition, a Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriations, the mechanics of repatriations may delay or impede a Fund’s ability to obtain possession of its assets. As a result, there may be an
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increased risk or price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.
Real Estate Securities
The real estate securities in which the Funds may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded OTC. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, or mortgages or shares issued by other REITs, and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of a Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.
Fixed-Income Securities
The Funds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. The Funds may invest in investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade debt securities are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds will not invest in securities that are rated below D by S&P or Moody’s. The Funds may hold a debt security rated below D if a downgrade occurs after the security has been purchased. The Funds may also invest in unrated debt securities that the Adviser believes are of comparable quality to the rated securities which the Funds may purchase.
Debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a Fund could lose money if the issuer of a debt security defaults or fails to pay interest or principal when it is due. Some debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.
Interest rate risk is the risk that the value of certain debt securities will tend to fall when interest rates rise. In general, debt securities with longer terms tend to fall more in value when interest rates rise than
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debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates.
The Funds may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Funds’ ability to sell particular securities at an advantageous price or a timely manner. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.
Junk Bonds. Junk bonds generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes in the rating of a debt security by recognized rating services may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the base rate. The base rate usually is a benchmark that “floats” or changes to reflect current interest rates, such as the prime rate offered by one or more major U.S. banks. The applicable benchmark is defined by the terms of an obligation and will remain the same for the life of such obligation. If the benchmark interest rate on a floating rate security changes, the rate payable will, in turn, change at the next scheduled adjustment date.
Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate
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debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Exchange-Traded Notes. A Fund may invest in Exchange-Traded Notes (“ETNs”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.
Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of convertible securities vary widely, which allows them to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.
Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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•Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
•Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
•Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.
Mortgage-Backed Securities. Mortgage-Backed Securities generally represent interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages. Mortgage-backed securities tend to pay higher yields to compensate for prepayment risk.
Collateralized mortgage obligations (“CMOs”) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class. In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), potentially making IOs a useful hedge against market risk.
Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-
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backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancing decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.
Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Municipal Securities. Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment.
Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.
Unrated Debt Securities. A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for all Urban Consumers before seasonal adjustment (“CPI”). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. The U.S. Treasury issues Treasury inflation-protected securities (“TIPS”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no
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assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.
Inflation, which is a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in almost each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
Coupon payments that a Fund receives from inflation-indexed securities are included in the Fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service ("IRS") regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a Fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for a Fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.
U.S. Government Obligations
The Funds may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.
Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would
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provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Agency Obligations
The Funds may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association, commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.
Warrants and Rights
The Funds may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term - rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
When-Issued Securities
When-issued securities transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. Typically, no income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and its value may fluctuate. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities within 35 days of the trade date.
Initial Public Offerings
The Funds may invest in securities offered by companies in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable capital
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gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.
Master Limited Partnerships
A Fund may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and listed on a major United States stock exchange, if the issuer meets a Fund’s investment criteria. MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange. MLPs often own or own interests in properties of business that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. MLPs are required to pay out most or all of their cash flow in distributions. This pass through creates passive income or losses, along with dividend and investment income. The MLPs the Funds may purchase are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment. Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase. This serves as an incentive to the GP to grow the partnership’s distributions. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments.
Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
The manner and extent of a Fund's investments in MLPs may be limited by its intention to qualify as a RIC under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.
Private Placements and Restricted Securities
The Funds may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Funds, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often difficult both to sell and to value. Certain of a Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, a Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct transactions in underlying securities.
Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from
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registration. A Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, a Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.
Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. A Fund may purchase Rule 144A securities subject to the limitation on investments in illiquid investments described below in the “Illiquid Investments” section below. A Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The liquidity of Rule 144A securities and 4(2) Paper will be determined in accordance with Rule 22e-4 under the 1940 Act.
Cash Investments
Each Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.
A Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when the Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that a Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities, due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.
The Funds may invest in any of the following Cash Investments:
Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 calendar days from the date of acquisition. An investment in a money market mutual fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.
To the extent that a Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank,
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meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, a Fund may make interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. A Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another NRSRO or, if unrated, determined by the Adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s, similarly rated by another NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.
Investment Companies
Each Fund may invest in other investment companies to the extent permitted by the 1940 Act. Each Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption, or if such fees are paid, the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits each Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.
Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, a Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.
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In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the Funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. When a Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.
Open-End Mutual Funds. Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the Funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.
Exchange-Traded Funds. Exchange-Traded Funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. In addition, shares of an ETF may trade at a market price that is higher or lower than their NAV and an active trading market in such shares may not develop or continue. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
If a Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs
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could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.
Securities Lending
A Fund may lend its securities in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 102% collateral for domestic securities and 105% cash collateral for foreign securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice.
A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
The Board appoints agents to be responsible for monitoring the creditworthiness of borrowers. To the extent a Fund is participating in securities lending, on a quarterly basis, the Board reviews a report regarding the Fund’s loans. Such report includes, among other things, the identity and value of all securities comprising each loan, the length of time that the loan has been outstanding, the amount earned by the Fund, the amount of fees paid in connection with the loan and the ratio of the value of the collateral to the value of the loan.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
The Funds participate in a securities lending arrangement where each Fund lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bancorp Asset Management, Inc. serves as each Fund’s securities lending agent. For the most recent fiscal period ended June 30, 2025, the Funds’ securities lending activities resulted in the following:
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	All Cap Value Fund	Strategic Opportunities Fund
Gross income from securities lending activities:	$1,649,921	$505,842
Fees and/or compensation for securities lending activities and related services:	$(9,786)	$(3,019)
Fees paid to securities lending agent from a revenue split	$(10,235)	$(3,105)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—
Administrative fees not included in revenue split	—	—
Indemnification fee not included in revenue split	—	—
Rebates (paid to borrower)	$(1,600,542)	$(490,657)
Other fees not included in revenue split (specify)	—	—
Aggregate fees/compensation for securities lending activities	$(1,620,563)	$(496,782)

Net income from securities lending activities:	$29,359	$9,060

Illiquid Investments
The Fund may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.
Borrowing
Each Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks for investment purposes. In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions. The use of borrowing by a Fund involves special risk considerations that may not be associated with
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other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings, which are paid by the Funds, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Cybersecurity Risk
The Funds, like all companies, are susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.
The Funds may not:
1.Issue senior securities, borrow money or pledge their assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;
2.Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
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5.Make loans of money (except for the lending of a Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);
6.Invest in the securities of any one industry or group of industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
7.With respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Except with respect to borrowing and investments in illiquid investments, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. With respect to borrowing, if at any time a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation. If at any time a Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investment in accordance with the 1940 Act and the Funds’ policies and procedures.
Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board. The Board consists of four individuals. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.
The Role of the Board of Trustees
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC doing business as ACA Group, the Funds' principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank N.A., the Funds’ custodian (“Custodian”), each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including
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an annual compliance review. Some of these reports are provided as part of formal Board Meetings, which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons,” of the Funds, as defined by the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, Leonard M. Rush, David M. Swanson and Robert J. Kern. Accordingly, 100% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with the investment adviser to the Funds or its affiliates or other service providers to the Funds. Prior to July 6, 2020, Mr. Kern was considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). He was considered an Interested Trustee by virtue of the fact that he had served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds and had been an Executive Vice President of the Administrator. The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust, as well as the Funds.
The Independent Trustees have appointed Leonard M. Rush as Chairman. Prior to July 6, 2020, Mr. Kern served as Chairman of the Trust and Mr. Rush served as lead Independent Trustee with responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.
In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.
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Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the President, Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function. The full Board receives reports from the investment advisers to the underlying series as to investment risks.
Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, year of birth, present positions with the Trust and principal occupations over at least the last five years:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	31	Retired (2011 - Present); Chief Financial Officer, Robert W. Baird & Co. Incorporated (financial services), (2000-2011).	Independent Trustee, ETF Series Solutions (55 Portfolios) (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	31	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (55 Portfolios) (2012-Present).
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	31	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-Present).	Independent Trustee, RiverNorth Funds (3 Portfolios) (2018 to Present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Portfolio) (2019 to Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018 to Present); RiverNorth Capital and Income Fund (1 Portfolio) (2018 to Present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2015 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2019 to Present); RiverNorth Flexible Municipal Income Fund, Inc. (1 Portfolio) (2020 to Present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 Portfolio) (2021 to Present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 Portfolio) (2022 to Present); Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006 to 2025).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	31	Retired (2018-Present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-Present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-Present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-Present).	N/A
Jason M. Venner 615 E Michigan St. Milwaukee, WI 53202 Year of Birth: 1972	Secretary	Indefinite Term: Since November 2024	N/A	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Managing Director & Associate General Counsel, Charles Schwab & Co, Inc. (2017-2024).	N/A
Aaron Johnson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since October 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-Present).	N/A
Nasir Sayed 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 2000	Assistant Treasurer and Vice President	Indefinite Term: Since February 2025	N/A	Fund Administrator, U.S. Bancorp Fund Services, LLC (2023-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Eli Bilderback 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1991	Assistant Treasurer and Vice President	Indefinite Term; Since March 2024	N/A	Officer, U.S. Bancorp Fund Services, LLC (2022 -present); Operations Analyst, U.S. Bank N.A. (2018 -2022).	N/A

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.
Mr. Kern’s trustee attributes include substantial industry experience, including over 35 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator and Transfer Agent to the Trust) where he managed business development and the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC and previously served as a board member of Quasar Distributors, LLC (the principal underwriter of many of the Trust's series). The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high-net-worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently Partner and Managing Director of Beacon Pointe Advisors, LLC. Previously, he served as Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. He also previously served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual
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basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms. He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds. He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche. Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust. The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the Chairman to carry out oversight responsibilities with respect to the Trust.
Mr. Swanson’s trustee attributes include substantial industry experience, including over 35 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.
Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in all portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2024.

Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Name	All Cap Value Fund	Strategic Opportunities Fund	Aggregate Dollar Range of Shares in the Trust
Independent Trustees
David A. Massart	None	None	None
Leonard M. Rush	None	None	None
David M. Swanson	$1-$10,000	$1-$10,000	$50,001-$100,000
Robert J. Kern	None	None	None
As of September 30, 2025, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.
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Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. The Audit Committee met two times with respect to the Funds during their fiscal year ended June 30, 2025.
Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-laws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust no fewer than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating & Governance Committee did not meet during the Funds’ fiscal year ended June 30, 2025.
Trustee Compensation
The Trustees each receive an annual retainer of $118,000. The Chairman of the Audit Committee receives additional compensation of $18,000, the Chairman of the Nominating & Governance Committee receives additional compensation of $8,000 and the Chairman of the Board receives $12,500, each annually. The Trustees each receive $8,000 for regularly scheduled meetings and $2,500 for additional meetings.
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The following table sets forth the compensation received by each Trustee for the Fund’s fiscal year ended June 30, 2025.

Name of Person/Position	Aggregate Compensation from the All Cap Value Fund(1)	Aggregate Compensation from the Strategic Opportunities Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(2) Paid to Trustees
Leonard M. Rush, Chairman, Independent Trustee and Audit Committee Chairman	$6,041	$6,041	N/A	N/A	$187,000
David A. Massart, Independent Trustee	$5,048	$5,047	N/A	N/A	$156,500
David M. Swanson, Independent Trustee and Nominating Committee Chairman	$5,308	$5,308	N/A	N/A	$164,500
Robert J. Kern, Independent Trustee	$5,048	$5,047	N/A	N/A	$156,500
(1)Trustee fees and expenses are allocated among the Funds and any other series comprising the Trust.
(2)The Trust includes other portfolios in addition to the Funds.

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Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. The following tables list the shareholders considered to be either a control person or a principal shareholder of each Fund or share class indicated as of September 30, 2025:
All Cap Value Fund
Adviser Class Shares:

Name and Address	% Ownership	Type of Ownership(1)
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	33.88%	Record
ROBERT A OLSTEIN C/O OLSTEIN CAPITAL MANAGEMENT, L.P. 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	14.46%	Beneficial
ALAN ADES C/O OLSTEIN CAPITAL MANAGEMENT, L.P. 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	9.21%	Beneficial
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	8.48%	Record
DIANE E HARNISCH REVOCABLE TRUST DIANE E HARNISCH TR C/O OLSTEIN CAPITAL MANAGEMENT, L.P. 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	7.30%	Beneficial
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	5.62%	Record
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Class C Shares:

Name and Address	% Ownership	Type of Ownership(1)
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	25.37%	Record
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1800 MINNEAPOLIS MN 55401-7583	19.37%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	12.70%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	9.06%	Record

Class A Shares:

Name and Address	% Ownership	Type of Ownership(1)
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	18.62%	Record
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.84%	Record
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Strategic Opportunities Fund
Adviser Class Shares:

Name and Address	% Ownership	Type of Ownership(1)
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	23.38%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	19.07%	Record
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1800 MINNEAPOLIS MN 55401-7583	13.71%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	5.97%	Record
ERIC R HEYMAN & SUSAN A HEYMAN JTWROS C/O OLSTEIN CAPITAL MANAGEMENT, L.P. 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	5.92%	Beneficial
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.83%	Record

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Class A Shares:

Name and Address	% Ownership	Type of Ownership(1)
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	30.28%	Record
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	13.48%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE SAINT LOUIS MO 63103-2287	11.55%	Record
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.29%	Record

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Class C Shares:

Name and Address	% Ownership	Type of Ownership(1)
UBS WM USA SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	26.84%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-2010	17.31%	Record
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1800 MINNEAPOLIS MN 55401-7583	13.24%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	11.54%	Record
WELLS FARGO CLEARING SERVICES LLC 1 N JEFFERSON AVE MSC MO3970 SAINT LOUIS MO 63103-2287	7.12%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	6.32%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”

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Investment Adviser
Investment advisory services are provided to the Funds by the Adviser, Olstein Capital Management, L.P., pursuant to an investment advisory agreement (the “Advisory Agreement”). OCM is organized as a New York limited partnership and is controlled and operated by its general partner, Olstein Advisers, LLC, a Delaware limited liability company, which is owned by Olstein, Inc. and Eric R. Heyman. Olstein, Inc., the managing member of Olstein Advisers, LLC, is wholly owned by Robert A. Olstein and his heirs. Olstein, Inc. and Olstein Advisers, LLC, are limited partners of OCM.
Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with each Fund’s investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board on the Funds’ investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Funds. The Board has sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Funds, including the Adviser.
The Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of each Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Funds, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of a Fund’s shareholders (with respect to such Fund); or (ii) by a vote of a majority of the Board, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on a percentage of the Fund’s net assets, as specified in the Prospectus. However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.
Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement between the Adviser and the Trust, on behalf of the Strategic Opportunities Fund, the Adviser has agreed to waive its management fees and pay Strategic Opportunities Fund expenses, as specified in the Prospectus. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time of the recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least one year from the effective date of the Fund’s prospectus. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.
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The total advisory fees paid by each Fund during the fiscal periods ended June 30 were as follows:
All Cap Value Fund

	2025	2024	2023
Advisory Fees Accrued	$5,309,140	$5,572,937	$5,942,870
Total Advisory Fees Paid to Adviser	$5,309,140	$5,572,937	$5,942,870
Strategic Opportunities Fund

	2025	2024	2023
Advisory Fees Accrued	$678,185	$836,561	$881,327
Advisory Fees Waived	$(179,895)	$(142,516)	$(117,262)
Advisory Fees Recouped	$0	$0	$0
Total Advisory Fees Paid to Adviser	$498,290	$694,045	$764,065

Portfolio Managers
As disclosed in the Prospectus, Messrs. Robert A. Olstein, Eric R. Heyman, Timothy S. Kang, and John D. Sullivan, Jr., are the portfolio managers for each Fund (the “Portfolio Managers”). Mr. Olstein and Mr. Heyman are the Co-Lead Portfolio Managers for each Fund.
The following provides information regarding other accounts managed by each Portfolio Manager as of June 30, 2025:

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Robert A. Olstein	None	None	None	None	None	None
Eric R. Heyman	None	None	None	None	None	None
Timothy S. Kang	None	None	None	None	None	None
John D. Sullivan, Jr.	None	None	None	None	None	None

As of June 30, 2025, the Portfolio Managers did not manage any accounts pursuant to a performance-based advisory fee.
The Portfolio Managers’ management of “other accounts” give rise to actual or apparent conflicts of interest when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with conflicts of interest that may include, among others: (i) an inequitable distribution of the portfolio manager’s time, attention and other resources; (ii) the unequal distribution or allocation among accounts of a limited investment opportunity; and (iii) incentives, such as performance-based advisory fees, that relate only to certain accounts.
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OCM compensates the Portfolio Managers for their management of the Funds. Mr. Olstein’s compensation is derived from OCM’s profits, as he is the primary equity owner of OCM’s corporate general partner. Mr. Heyman is a minor equity owner of Olstein Advisers, LLC, which is the General Partner of OCM. As such, a portion of his overall compensation is based upon the economic performance of our firm as a whole. Other investment professionals, including Mr. Heyman, Mr. Kang, and Mr. Sullivan, receive a base salary plus incentive compensation determined by Mr. Olstein. The incentive compensation may be as much as 100% or more of the base salary and is determined as a percentage of pre-tax profits of OCM, which is related to the amount of assets under management. Approximately 60% of an individual’s incentive compensation is based on how well the portfolio performs over rolling 3-year periods, and the remaining 40% of the incentive compensation is based on the individual’s performance.
The following table indicates the dollar range of Fund shares beneficially owned by each Portfolio Manager as of June 30, 2025.

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 - $500,000; $500,001-$1,000,000; Over $1,000,000)
Robert A. Olstein	All Cap Value Fund	Over $1,000,000
	Strategic Opportunities Fund	Over $1,000,000
Eric R. Heyman	All Cap Value Fund	Over $1,000,000
	Strategic Opportunities Fund	Over $1,000,000
Timothy S. Kang	All Cap Value Fund	$100,001 - $500,000
	Strategic Opportunities Fund	$100,001 - $500,000
John D. Sullivan, Jr.	All Cap Value Fund	$100,001 - $500,000
	Strategic Opportunities Fund	$100,001 - $500,000

Service Providers
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Administrator to the Funds. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from each Fund a fee computed daily and payable monthly based on each Fund’s average net assets, subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent, and dividend disbursing agent under separate agreements with the Trust.
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Each Fund paid administration fees and fund accounting fees to Fund Services during the fiscal periods ended June 30, as follows:

	2025	2024	2023
All Cap Value Fund	$284,915	$305,874	$324,946
Strategic Opportunities Fund	$138,466	$139,532	$139,523
Pursuant to a custody agreement between the Trust and the Funds, U.S. Bank N.A., an affiliate of Fund Services, serves as the custodian of the Funds’ assets. For its services, the Custodian receives a monthly fee based on a percentage of each Fund’s assets, in addition to certain transaction-based fees. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. U.S. Bank N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and as independent legal counsel to the Board.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd, provides tax services.

Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), 190 Middle Street, Suite 301, Portland, Maine 04101 pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administrative services and promotes and arranges for the sale of the Funds’ shares on a best efforts basis. The offering of the Funds’ shares is continuous. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). OCM previously served as the principal underwriter and distributor for the Funds and certain OCM employees provided services involving marketing and distribution activities in promotion of the sale of shares of the Funds. OCM personnel continue to provide such services, however now they do so as registered representatives of the Distributor.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of each Fund, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.
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The following tables show the total amount of underwriting commissions associated with the sale of the All Cap Value Fund's Class A and Class C shares and the Strategic Opportunities Fund’s Class A and Class C shares during the fiscal periods ended June 30:
All Cap Value Fund, Class A

	2025	2024	2023
Total Underwriting Commission	$51,955	$29,387	$63,649
Underwriting Commission Retained by the Distributor	$5,770	$2,865	$2,079
All Cap Value Fund, Class C

	2025	2024	2023
Total Underwriting Commission	$3,363	$4,867	$8,892
Underwriting Commission Retained by the Distributor	$0	$0	$0

Strategic Opportunities Fund, Class A

	2025	2024	2023
Total Underwriting Commission	$37,157	$12,501	$10,671
Underwriting Commission Retained by the Distributor	$4,092	$1,359	$1,180

Strategic Opportunities Fund, Class C

	2025	2024	2023
Total Underwriting Commission	$130	$458	$4,358
Underwriting Commission Retained by the Distributor	$0	$0	$0

Distribution (Rule 12b-1) Plan
The Funds have adopted a distribution plan for the Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, each Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the average daily net assets of its Class A shares and 1.00% of the average daily net assets of its Class C shares. The 12b-1 Plan provides that the Distributor may use all or any portion of a Fund’s Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of the Fund’s shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. The Distributor utilizes the Distribution and Servicing Fee to compensate financial advisors such as brokers, investment advisers, and other intermediaries as described in the Prospectus and SAI. In addition, OCM may, and generally does, request reimbursement of the costs associated with the marketing and distribution related activities of its personnel who act as registered representatives of the Distributor and, to the extent there are available amounts of Distribution and Servicing Fees, the Distributor reimburses OCM for such amounts. The 12b-1 Plan is intended to benefit each Fund by increasing its assets and thereby reducing the Fund’s expense ratio.
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The table below shows the allocation of Distribution and Servicing Fees paid by the All Cap Value Fund during the fiscal year ended June 30, 2025:

12b-1 Plan
Advertising	$72,806
Compensation to underwriters	$43,072
Compensation to broker-dealers	$478,604
Compensation to sales personnel	$284,473
Reimbursement to OCM for payment of advanced commissions	$20,697
TOTAL	$899,652
During the fiscal year ended June 30, 2025, OCM was reimbursed $899,652 by the Distributor from the 12b-1 Plan for expenses for the All Cap Value Fund.

The table below shows the allocation of Distribution and Servicing Fees paid by the Strategic Opportunities Fund during the fiscal year ended June 30, 2025:

12b-1 Plan
Advertising	$6,258
Compensation to underwriters	$3,603
Compensation to broker-dealers	$84,056
Compensation to sales personnel	$0
Reimbursement to OCM for payment of advanced commissions	$340
TOTAL	$94,257
During the fiscal year ended June 30, 2025, OCM was reimbursed $94,257 by the Distributor from the 12b-1 Plan for expenses for the Strategic Opportunities Fund.
The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by the Class A or Class C shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares (including reimbursement to OCM of certain marketing and distribution related expenses), the printing and mailing of prospectuses, statements of additional information and reports, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable.
The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund and its shareholders. It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Funds. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of a Fund’s shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved
39

by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.
As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets and affiliates of the Adviser), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by a Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, a Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, a Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.
In addition, a Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, OCM determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities on an exchange are effected through brokers that charge a commission while purchases and sales of securities in the OTC market will generally be executed directly with the primary “market-maker” unless, in the opinion of OCM, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of OTC securities usually includes an undisclosed commission or markup.
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Purchases of portfolio securities for a Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, OCM will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors available, will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services incidental to execution services. Research and statistical information may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser considers research information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.
While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by OCM to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of OCM’s overall responsibilities to the Funds.
Investment decisions for each Fund are made independently from those of other client accounts of OCM. Nevertheless, it is possible that at times identical securities will be acceptable for a Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by OCM, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may
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produce better executions for the Fund. Notwithstanding the above, OCM may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as OCM shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.
Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which OCM has invested on behalf of the Funds and/or client accounts.
The following table sets forth the amount of brokerage commissions paid by each Fund during the fiscal periods ended June 30:

	2025	2024	2023
All Cap Value Fund	$86,109	$84,886	$136,727
Strategic Opportunities Fund	$24,158	$26,603	$30,812
The table set forth below shows the total commissions paid for research services by each Fund, along with the principal value of the transactions, for the fiscal year ended June 30, 2025:

	Commissions	Principal Value
All Cap Value Fund	$414,672,375	$86,109
Strategic Opportunities Fund	$59,260,386	$24,158

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 37%). To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.
Each Fund’s portfolio turnover rate for the fiscal periods ended June 30, were as follows:

	2025	2024
All Cap Value Fund	38%	27%
Strategic Opportunities Fund	24%	32%

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Code of Ethics
The Trust and the Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust, Adviser and Distributor to invest in securities that may be purchased or held by a Fund.
Proxy Voting Procedures
The Board, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to OCM. OCM has adopted proxy voting policies and procedures and understands its obligation to vote the proxies in the best interests of its clients.
OCM has retained Institutional Shareholder Services, Inc. (“ISS”), to assist in carrying out its proxy voting responsibilities. Pursuant to this agreement, an ISS account manager will exercise his or her authority and responsibility to execute proxy ballots on behalf of OCM and the Funds. ISS will vote such proxies in accordance with ISS’s proprietary research and its proxy voting guidelines (the “Guidelines”), which are reviewed annually by OCM. The Guidelines summarize what positions ISS will take when voting proxies on behalf of the Funds. OCM is responsible for overseeing ISS’s performance of its responsibilities, and monitors ISS’s proxy voting. If OCM disagrees with a proxy voting recommendation made by ISS, or OCM believes that ISS does not have the capacity and competency to adequately analyze the proxy issue or that ISS has its own conflict of interest, OCM maintains the right to override ISS’s recommendation and instruct ISS to vote (which could include voting “abstain” or withholding a vote completely) the proxy based on OCM’s determination.

OCM does not anticipate conflicts of interest with respect to proxy voting will arise often. In addition, OCM anticipates that it generally will follow ISS’s recommendations, thus further reducing the likelihood of conflicts of interest. Before OCM elects to override an ISS recommendation, OCM will determine whether the override presents a conflict of interest. If OCM determines that a conflict of interest is present, OCM may: (i) vote the proxy in accordance with the ISS recommendation; (ii) follow OCM’s internal procedures for resolving proxy conflicts of interest; or (iii) engage an independent third party to perform the proxy analysis and issue a recommendation on how to vote. For each proxy for which OCM determines to override an ISS recommendation or that there is a conflict of interest, OCM will: (i) prepare a memo describing the issues or conflicts of interest; (ii) review the memo and make a voting recommendation; (iii) make a decision on how to vote the proxy based on available information and the best interest of the advisory client; and (iv) document the proxy voting decision. Once the decision is made, ISS will vote the proxy based on OCM’s or the independent third party’s decision. OCM will inform the Trustees regarding any conflicts of interest that arise from proxy votes and how such conflicts were resolved.
OCM’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders. The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113, on the Fund’s website at https://www.olsteinfunds.com, and on the SEC website at http://www.sec.gov. OCM will deliver this information via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
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Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about a Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which a Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, Distributor, or any other affiliated person of the Fund. After due consideration, the Board has determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Funds’ shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Funds and their service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.
Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. OCM also intends to disclose each Fund’s top ten holdings and the percentage of the portfolio each holding comprises, publicly on the Funds’ website on a quarterly basis, approximately 10 business days after the calendar quarter end.
In the event of a conflict between the interests of a Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund Accountant; the Custodian; the Transfer Agent; the Funds’ independent registered public accounting firm; counsel to the Funds or
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the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Fund’s website may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Such portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC. Portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.
In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
There can be no assurance that the Portfolio Holdings Policies and these procedures will protect a Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.
Determination of Net Asset Value
The NAV of each Fund’s shares will fluctuate and is determined by the Fund Accountant as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
The NAV of each class of shares is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of each class are calculated by (1) taking the value of all assets, less liabilities, held by each Fund and allocating such value to each share class based on the number of shares outstanding in each share class; (2) subtracting “Class Expenses” from each respective share class as defined and approved by the Board and a majority of the Independent Trustees under the Trust’s Rule 18f-3 Multiple-Class Plan; and (3) subtracting from each share class non-class specific “Other Expenses” that are allocated to each class based on the NAV of each class relative to the NAV of a Fund or the Trust, as the case may be.

Net Assets Per Share Class	=	NAV Per Share Class
Shares Outstanding Per Share Class
A Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Adviser’s valuation procedures and policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Funds and has been delegated the responsibility for making good faith, fair valuation determinations with respect to each Fund’s portfolio securities.
When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under the fair value procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Funds' policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the
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Funds are accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.
Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. If no sale is reported, the security is valued at the mean between the last available bid and asked price.
Portfolio securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”) which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.
Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Investments in other investment companies, including money market funds, are valued at their NAV per share. Participation Notes are valued at the mean between bid and ask prices.
Foreign securities are generally valued in the same manner as the securities described above. Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE.
Purchase and Redemption of Fund Shares
Shares of each Fund are sold in a continuous offering and shares may be purchased or redeemed on any business day that a Fund calculates its NAV. A Fund may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on a Fund’s behalf. An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.
Orders received by a Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on a business day will be effected at the applicable price per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed based on the next determined NAV.
Orders received by financial intermediaries that are not Authorized Intermediaries will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary.
Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:
•The name of the Fund you are investing in;
•The class of shares to be purchased;
•The dollar amount of shares to be purchased;
•Your account application or investment stub; and
•A check payable to the name of the Fund.
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Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the CCO and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.
Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account (with signature(s) guaranteed if applicable).
Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
A signature guarantee of each owner is required in the following situations:
•When redemption proceeds are requested to be payable or sent to any person, address or bank account not on record;
•If ownership is being changed on your account;
•For any redemption within 15 calendar days of an address change; or
•For all redemptions in excess of $50,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.
The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.
Redemption-in-Kind
Under normal circumstances, the Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications
The Funds will not accept a request to cancel or modify a written transaction once processing has begun.
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Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.
If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at the corporate income tax rate (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.
As long as a Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to its shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTP”). A QPTP is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.
With respect to the diversification of assets requirement, a Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs.
In addition, pursuant to the Code a Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as QPTPs. The Funds will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.
Each Fund’s policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that
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complies with the distribution requirements of the Code, so that a Fund will not be subject to any federal income or excise taxes based on net income. However, a Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes.
Additionally, if a Fund does not qualify as a RIC, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If a Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.
Net investment income generally consists of interest, dividends, and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.
As of June 30, 2025, the Funds’ last completed fiscal year, the Funds did not have any short-term capital loss carryforwards. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and June 30, 2025, respectively. For the taxable year ended June 30, 2025, the Strategic Opportunities Fund deferred, on a tax basis, qualified late year losses of $889,330.
Distributions of net investment income are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year. In view of each Fund’s investment policies, it is expected that part of the distributions by a Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.
Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends‑received deduction referred to in the previous paragraph.
Any distributions to you in excess of the Funds’ investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.
Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are
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treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to the shareholder, provided both a Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.
Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a noncorporate shareholder’s liability for the alternative minimum tax.
Investment income received by the Funds from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Funds. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Funds will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Funds may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Funds not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Funds on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known.
A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. Each Fund will calculate cost basis using the Fund’s default method, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds’ available cost basis reporting methods, including its default method, please contact the Funds. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification
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from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate of 24% for U.S. residents.
Gain or loss recognized by the Funds on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a passive foreign investment company ("PFIC"), as discussed below. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt
51

entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital. In certain cases, the Funds may make an election to treat such gain or loss as capital.
While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.

The Funds may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Funds’ fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Funds. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Funds can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Funds to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains.
52

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income. This withholding rate may be lower under the terms of a tax convention.
This discussion and the related discussion in the Prospectus have been prepared by Trust management, and counsel to the Funds has expressed no opinion in respect thereof.
This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax advisor.
Distributions
Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of a Fund’s distribution is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.
A Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.
Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing or by telephone. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the request.
Financial Statements
The Funds’ Form N-CSR for the fiscal year ended June 30, 2025 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.
53

MANAGED PORTFOLIO SERIES (the “Trust”)
PART C
(Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund)

    OTHER INFORMATION
Item 28. Exhibits

(a)	(1)		Certificate of Trust – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on February 4, 2011.
	(2)
Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference from Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017.

(b)			Amended and Restated Bylaws – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(c)			Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011.
(d)	(1)
Investment Advisory Agreement between the Trust, on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, and Olstein Capital Management, L.P. – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

		(i)
Amendment to the Investment Advisory Agreement between the Trust, on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, and Olstein Capital Management, L.P. – incorporated herein by reference from Post-Effective Amendment No. 440 to the Trust's Registration Statement on Form N-1A filed on October 25, 2019.

(e)	(1)
Form of Distribution Agreement between the Trust, on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, and Compass Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

	(2)
Novation Agreement between the Trust, on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund incorporated herein by reference from Post-Effective Amendment No. 516 to the Trust's Registration Statement on Form N-1A filed on October 28, 2021.

	(3)
Novation Agreement between the Trust, on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund - incorporated herein by reference from Post-Effective Amendment No. 578 to the Trust's Registration Statement on Form N-1A on October 26, 2023.

(f)			Bonus or Profit Sharing Contracts – not applicable
(g)	(1)
Amended and Restated Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 572 to the Registrant's Registration Statement on Form N-1A filed on July 27, 2023.

		(i)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

(h)	(1)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.

1

		(i)
Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

	(2)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
		(i)
Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

	(3)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
		(i)
Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

	(4)
Operating Expenses Limitation Agreement between the Trust, on behalf of the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund, and Olstein Capital Management, L.P. – incorporated herein by reference from Post-Effective Amendment No. 440 to the Trust's Registration Statement on Form N-1A filed on October 25, 2019.

(i)	(1)
Opinion and Consent of Counsel by Stradley Ronon Stevens & Young, LLP for the Olstein All Cap Value Fund and Olstein Strategic Opportunities Fund – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

(j)	(1)		Consent of Independent Registered Public Accounting Firm – filed herewith.
	(2)
Powers of Attorney for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated February 23, 2022 – incorporated herein by reference from Post-Effective Amendment No. 533 to the Registrant's Registration Statement on Form N-1A filed on March 18, 2022

(k)			Omitted Financial Statements – not applicable
(l)			Seed Capital Agreements – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(m)	(1)		Amended and Restated Rule 12b-1 Plan – incorporated herein by reference from Post-Effective Amendment No. 440 to the Trust's Registration Statement on Form N-1A filed on October 25, 2019.
(n)
Olstein Capital Management, L.P. Multiple Class Plan (Rule 18f-3) – incorporated herein by reference from Post-Effective Amendment No. 373 to the Trust’s Registration Statement on Form N-1A filed on July 13, 2018.

(o)			Reserved
(p)	(1)		Code of Ethics for the Trust – incorporated herein by reference from Post-Effective Amendment No. 560 to the Trust's Registration Statement on Form N-1A filed on February 27, 2023.
	(2)
Code of Ethics for Olstein Capital Management, L.P. – incorporated herein by reference from Post-Effective Amendment No. 553 to the Trust’s Registration Statement on Form N-1A filed on October 27, 2022.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.
2

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust. With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Advisers

    With respect to the Advisers, the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Quasar Distributors, LLC (f/k/a/ Foreside Securities, LLC)

(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Abacus FCF ETF Trust
2.Advisor Managed Portfolios
3.Antares Private Credit Fund
4.Capital Advisors Growth Fund, Series of Advisors Series Trust
5.Chase Growth Fund, Series of Advisors Series Trust
6.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.Edgar Lomax Value Fund, Series of Advisors Series Trust
8.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
9.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
10.Huber Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Mid Cap Value Fund, Series of Advisors Series Trust
12.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
13.Huber Small Cap Value Fund, Series of Advisors Series Trust
14.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
3

15.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
16.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
17.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.PIA BBB Bond Fund, Series of Advisors Series Trust
19.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
20.PIA High Yield Fund, Series of Advisors Series Trust
21.PIA MBS Bond Fund, Series of Advisors Series Trust
22.PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.Poplar Forest Partners Fund, Series of Advisors Series Trust
25.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.Pzena International Value Fund, Series of Advisors Series Trust
28.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
29.Pzena Small Cap Value Fund, Series of Advisors Series Trust
30.Reverb ETF, Series of Advisors Series Trust
31.Scharf Fund, Series of Advisors Series Trust
32.Scharf Global Opportunity Fund, Series of Advisors Series Trust
33.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Brookfield Infrastructure Income Fund Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.DoubleLine Funds Trust
44.EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
48.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
49.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
50.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
51.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
52.AAM Transformers ETF, Series of ETF Series Solutions
53.Acquirers Deep Value ETF, Series of ETF Series Solutions
54.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
55.Aptus Deferred Income ETF, Series of ETF Series Solutions
56.Aptus Defined Risk ETF, Series of ETF Series Solutions
57.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
60.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
61.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
62.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
4

63.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
64.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
65.BTD Capital Fund, Series of ETF Series Solutions
66.Carbon Strategy ETF, Series of ETF Series Solutions
67.ClearShares OCIO ETF, Series of ETF Series Solutions
68.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
69.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
70.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
71.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
72.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
73.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
74.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
75.Hoya Capital Housing ETF, Series of ETF Series Solutions
76.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
77.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
78.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
79.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
80.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
81.Opus Small Cap Value ETF, Series of ETF Series Solutions
82.The Acquirers Fund, Series of ETF Series Solutions
83.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
84.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
85.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
86.U.S. Global JETS ETF, Series of ETF Series Solutions
87.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
88.U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
89.US Vegan Climate ETF, Series of ETF Series Solutions
90.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
91.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
92.First American Funds Trust
93.FundX Investment Trust
94.The Glenmede Fund, Inc.
95.The GoodHaven Funds Trust
96.Harding, Loevner Funds, Inc.
97.Hennessy Funds Trust
98.Horizon Funds
99.Hotchkis & Wiley Funds
100.Intrepid Capital Management Funds Trust
101.Jacob Funds Inc.
102.The Jensen Quality Growth Fund Inc.
103.Kirr, Marbach Partners Funds, Inc.
104.Core Alternative ETF, Series of Listed Funds Trust
105.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
106.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
107.LKCM Funds
108.LoCorr Investment Trust
109.MainGate Trust
110.ATAC Rotation Fund, Series of Managed Portfolio Series
5

111.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
112.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
113.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
114.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
115.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
116.Kensington Active Advantage Fund, Series of Managed Portfolio Series
117.Kensington Defender Fund, Series of Managed Portfolio Series
118.Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
119.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
120.Kensington Managed Income Fund, Series of Managed Portfolio Series
121.LK Balanced Fund, Series of Managed Portfolio Series
122.Leuthold Core ETF, Series of Managed Portfolio Series
123.Leuthold Core Investment Fund, Series of Managed Portfolio Series
124.Leuthold Global Fund, Series of Managed Portfolio Series
125.Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
126.Leuthold Select Industries ETF, Series of Managed Portfolio Series
127.Muhlenkamp Fund, Series of Managed Portfolio Series
128.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
129.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
130.Olstein All Cap Value Fund, Series of Managed Portfolio Series
131.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
132.Port Street Quality Growth Fund, Series of Managed Portfolio Series
133.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
134.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
135.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
136.Reinhart International PMV Fund, Series of Managed Portfolio Series
137.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
138.Tortoise Global Water ESG Fund, Series of Managed Portfolio Series
139.Tremblant Global ETF, Series of Managed Portfolio Series
140.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
141.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
142.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
143.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
144.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
145.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
146.SWP Growth & Income ETF, Series of Manager Directed Portfolios
147.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
148.Mason Capital Fund Trust
149.Matrix Advisors Funds Trust
150.Monetta Trust
151.Nicholas Equity Income Fund, Inc.
152.Nicholas Fund, Inc.
153.Nicholas II, Inc.
154.Nicholas Limited Edition, Inc.
155.Oaktree Diversified Income Fund Inc.
156.Permanent Portfolio Family of Funds
157.Perritt Funds, Inc.
158.Procure ETF Trust II
6

159.Professionally Managed Portfolios
160.Prospector Funds, Inc.
161.Provident Mutual Funds, Inc.
162.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
163.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
164.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
165.Aquarius International Fund, Series of The RBB Fund, Inc.
166.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
167.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
168.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
169.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
170.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
171.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
172.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
173.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
174.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
178.F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
179.F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
180.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
181.F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
182.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
183.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
184.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
185.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
186.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
187.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
188.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
189.SEG Partners Long/Short Equity Fund
190.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
191.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
192.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
193.SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
194.SGI Global Equity Fund, Series of The RBB Fund, Inc.
195.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
196.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
197.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
198.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
199.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
200.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
201.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
202.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
203.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
204.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
205.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
206.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
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207.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
208.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
209.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
210.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
211.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
212.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
213.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
214.The RBB Fund Trust
215.RBC Funds Trust
216.Rockefeller Municipal Opportunities Fund
217.Series Portfolios Trust
218.Tax-Exempt Private Credit Fund, Inc.
219.Thompson IM Funds, Inc.
220.Tortoise Capital Series Trust
221.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
222.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
223.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
224.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
225.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
226.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
227.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
228.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
229.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
230.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
231.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
232.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
233.USQ Core Real Estate Fund
234.Wall Street EWM Funds Trust
235.Wisconsin Capital Funds, Inc.

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s principal business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.
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Item 33. Location of Accounts and Records
    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Maintained By:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Olstein Capital Management, L.P. 4 Manhattanville Road Purchase, New York 10577-2119
Registrant’s Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Item 34. Management Services
    Not applicable.
Item 35. Undertakings
    Not applicable.
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EXHIBIT LISTING

Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX.99.j.1
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 635 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 635 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of October, 2025.

Managed Portfolio Series

By: /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 28th day of October, 2025.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ Brian R. Wiedmeyer	President and Principal Executive Officer
Brian R. Wiedmeyer

	/s/ Benjamin Eirich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Benjamin Eirich

*By:	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Attorney-In-Fact pursuant to Power of Attorney

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